UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Core Plus Bond Fund

Annual Report

September 30, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2018

Eaton Vance

Core Plus Bond Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Special Meeting of Shareholders	27

Board of Trustees’ Contract Approval	28

Management and Organization	31

Important Notices	34

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended September 30, 2018, U.S. investment-grade, fixed-income securities declined, with the Bloomberg Barclays U.S. Aggregate Bond Index2 returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.

Although geopolitical tensions involving North Korea rattled markets early in the period, accommodative central banks, strong corporate earnings, and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. — as well as concerns about rising inflation and interest rates inside the U.S. — led to an uptick in volatility.

U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.

As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.

Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.

As the Fed adhered to its tightening course, spreads between the yields of issues of longer- and shorter-term maturities — already unusually narrow at the beginning of the period — converged, further flattening the yield curve. Early in the calendar year, a major U.S. tax cut supported a surge in Treasury bill issuances and large-scale corporate cash repatriation, putting pressure on short-term interest rates.

Later in the period, a strong supply of issuances from merger-and-acquisition transactions — in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle — contributed to widening spreads.

Fund Performance

For the 12-month period ended September 30, 2018, Eaton Vance Core Plus Bond Fund (the Fund) Class A shares at net asset value (NAV) returned 0.50%, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned -1.22%.

Active management supported Fund performance relative to the Index during the period. The Fund’s flexibility to invest in a broadly diversified portfolio had a positive impact on performance versus the Index. During the period, Fund management used sector allocation to seek to reduce the Fund’s sensitivity to rising interest rates. The Fund also benefited from reduced exposure to certain Index sectors, such as U.S. Treasurys.

The Fund’s allocation to U.S. fixed-income sectors within the Index was limited during the period, reflecting Fund management’s views on tightening valuations and improving fundamentals throughout the fixed-income universe. The Fund was selective with U.S. high yield securities and investment-grade bond exposures, adding more credit diversification6 through exposure to emerging market and developed market corporate bonds. Fund management saw opportunities in Latin American credit markets, primarily in Brazil.

The Fund’s position in commercial mortgage-backed securities (CMBS) made a large contribution to Fund performance versus the Index. The Fund’s out-of-Index CMBS position gained primarily due to favorable security selection. Conversely, the Fund’s underweight exposure to mortgage-backed securities (MBS), an Index component, boosted relative Fund returns, as the MBS segment lagged during the period.

The Fund’s significant underweight in U.S. Treasurys and agencies aided Fund performance versus the Index. Against the backdrop of higher interest rates, Fund management limited exposure to U.S. Treasurys and chose, instead, to hold a position in Treasury Inflation Protected Securities.

The Fund’s weakest-performing sector during the period was emerging market local currency debt, especially in Mexico and Brazil. The strong U.S. dollar hampered results. U.S. dollar strength also hurt the Fund’s position in sovereign debt in developed markets, notably Canada, Australia, and New Zealand. In addition, the Fund’s large cash position was a drag relative to the Index during the period. At period end, Fund management maintained the cash position for future investment opportunities and as a potential counterbalance if and when interest rates rise.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA, Henry Peabody, CFA and Matthew T. Buckley, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/17/2009	11/17/2009	0.50%	4.28%	6.08%
Class A with 4.75% Maximum Sales Charge	—	—	–4.24	3.27	5.50
Class C at NAV	11/17/2009	11/17/2009	–0.25	3.48	5.30
Class C with 1% Maximum Sales Charge	—	—	–1.22	3.48	5.30
Class I at NAV	11/17/2009	11/17/2009	0.74	4.52	6.33
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	–1.22%	2.16%	2.95%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.13%	1.88%	0.88%
Net			0.74	1.49	0.49

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/17/2009	$15,818	N.A.
Class I	$250,000	11/17/2009	$430,908	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Fund Profile

Credit Quality (% of bond holdings)[5]	Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective May 1, 2015, the Fund changed its investment objective and policies. Prior to May 1, 2015, the Fund invested primarily in Build America Bonds. Performance prior to May 1, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[6]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,000.70	$3.71	**	0.74%
Class C	$1,000.00	$996.00	$7.46	**	1.49%
Class I	$1,000.00	$1,001.90	$2.46	**	0.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.75	**	0.74%
Class C	$1,000.00	$1,017.60	$7.54	**	1.49%
Class I	$1,000.00	$1,022.60	$2.48	**	0.49%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Portfolio of Investments

Corporate Bonds & Notes — 37.4%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 1.1%
Azul Investments LLP, 5.875%, 10/26/24(1)		2,640	$2,294,054
			$2,294,054

Automotive — 0.2%
Ford Motor Credit Co., LLC, 3.588%, 6/2/20	AUD	490	$357,392
			$357,392

Banks — 3.4%
Banco do Brasil SA, 4.875%, 4/19/23(1)		1,700	$1,633,190
Banco Mercantil del Norte SA/Grand Cayman, 5.75% to 10/4/26, 10/4/31(1)(2)		1,415	1,334,430
Banco Safra SA/Cayman Islands, 4.125%, 2/8/23(1)		650	621,562
Banco Santander SA, 3.80%, 2/23/28		2,400	2,183,635
BBVA Bancomer SA, 5.125% to 1/18/28, 1/18/33(1)(2)		1,445	1,320,369
UniCredit SpA, 5.861% to 6/19/27, 6/19/32(1)(2)		220	197,071
			$7,290,257

Chemicals — 1.1%
Braskem Netherlands Finance BV, 3.50%, 1/10/23(1)		2,080	$1,991,392
Cydsa SAB de CV, 6.25%, 10/4/27(1)		500	478,750
			$2,470,142

Commercial Services — 0.5%
Block Financial, LLC, 5.25%, 10/1/25		1,010	$1,017,898
			$1,017,898

Diversified Financial Services — 3.1%
Banco BTG Pactual SA/Cayman Islands, 5.50%, 1/31/23(1)		520	$491,959
Banco BTG Pactual SA/Cayman Islands, 5.75%, 9/28/22(1)		200	189,038
Brookfield Finance, Inc., 3.90%, 1/25/28		1,235	1,175,479
E*TRADE Financial Corp., 3.80%, 8/24/27		1,400	1,332,459
Grupo KUO SAB de CV, 5.75%, 7/7/27(1)		915	880,687
Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30		1,445	1,300,428
Synchrony Financial, 3.95%, 12/1/27		1,085	984,889
UBS Group Funding Switzerland AG, 4.253%, 3/23/28(1)		425	422,215
			$6,777,154

Security	Principal Amount* (000’s omitted)	Value

Electric Utilities — 1.5%
Enel Finance International NV, 3.625%, 5/25/27(1)	2,190	$1,986,108
Trinidad Generation Unlimited, 5.25%, 11/4/27(1)	1,203	1,168,414
		$3,154,522

Electrical and Electronic Equipment — 0.7%
Avnet, Inc., 4.625%, 4/15/26	445	$442,559
Ingram Micro, Inc., 5.45%, 12/15/24	995	980,944
		$1,423,503

Foods — 1.4%
BRF GmbH, 4.35%, 9/29/26(1)	1,240	$1,060,200
ESAL GmbH, 6.25%, 2/5/23(1)	1,965	1,957,631
		$3,017,831

Forest Products & Paper — 0.4%
Suzano Austria GmbH, 6.00%, 1/15/29(1)	980	$985,145
		$985,145

Home Construction — 0.9%
MDC Holdings, Inc., 6.00%, 1/15/43	2,200	$1,886,500
		$1,886,500

Industrial Conglomerates — 0.9%
Fluor Corp., 4.25%, 9/15/28	2,040	$1,996,731
		$1,996,731

Internet Software & Services — 0.4%
Symantec Corp., 5.00%, 4/15/25(1)	865	$859,374
		$859,374

Machinery — 0.7%
Wabtec Corp., 4.70%, 9/15/28	1,610	$1,582,525
		$1,582,525

Media — 0.8%
Charter Communications Operating, LLC/Charter Communications Operating Capital, 3.75%, 2/15/28	1,915	$1,766,068
		$1,766,068

7	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Mining — 1.7%
Freeport-McMoRan, Inc., 5.40%, 11/14/34	1,915	$1,809,675
Yamana Gold, Inc., 4.625%, 12/15/27	1,915	1,804,332
		$3,614,007

Oil and Gas — 4.9%
Eni SpA, 4.75%, 9/12/28(1)	1,000	$988,936
Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(1)	725	711,805
Nabors Industries, Inc., 5.10%, 9/15/23	743	711,928
Oceaneering International, Inc., 6.00%, 2/1/28	2,375	2,381,517
Petrobras Global Finance BV, 5.625%, 5/20/43	1,576	1,282,470
Petrobras Global Finance BV, 5.75%, 2/1/29	1,150	1,029,538
Rowan Cos., Inc., 4.75%, 1/15/24	490	439,775
Rowan Cos., Inc., 5.40%, 12/1/42	1,338	1,003,500
YPF SA, 7.00%, 12/15/47(1)	2,500	1,993,775
		$10,543,244

Pharmaceuticals — 0.4%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	1,165	$971,119
		$971,119

Pipelines — 1.2%
Kinder Morgan Energy Partners, L.P., 4.70%, 11/1/42	1,945	$1,832,365
Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	750	712,404
		$2,544,769

Real Estate Investment Trusts (REITs) — 2.8%
CBL & Associates, L.P., 4.60%, 10/15/24	950	$773,015
CBL & Associates, L.P., 5.95%, 12/15/26	2,200	1,831,500
DDR Corp., 3.625%, 2/1/25	806	764,435
EPR Properties, 4.50%, 6/1/27	1,355	1,296,650
VEREIT Operating Partnership, L.P., 3.95%, 8/15/27	1,410	1,327,874
		$5,993,474

Retail – Specialty and Apparel — 4.1%
Dollar Tree, Inc., 4.00%, 5/15/25	840	$824,671
Macy’s Retail Holdings, Inc., 4.30%, 2/15/43	4,416	3,311,892
Nordstrom, Inc., 5.00%, 1/15/44	2,845	2,628,779
Signet UK Finance PLC, 4.70%, 6/15/24	1,248	1,183,578
Tapestry, Inc., 4.125%, 7/15/27	901	857,416
		$8,806,336

Security	Principal Amount* (000’s omitted)	Value

Semiconductors — 0.6%
Marvell Technology Group, Ltd., 4.875%, 6/22/28	1,355	$1,363,912
		$1,363,912

Technology — 2.2%
Seagate HDD Cayman, 4.875%, 6/1/27	938	$878,697
Seagate HDD Cayman, 5.75%, 12/1/34	2,775	2,511,503
Trimble, Inc., 4.90%, 6/15/28	902	908,385
Western Digital Corp., 4.75%, 2/15/26	593	574,587
		$4,873,172

Telecommunications — 1.1%
Nokia Oyj, 4.375%, 6/12/27	2,520	$2,431,800
		$2,431,800

Toys, Games & Hobbies — 0.7%
Mattel, Inc., 3.15%, 3/15/23	1,270	$1,114,425
Mattel, Inc., 5.45%, 11/1/41	230	187,450
Mattel, Inc., 6.20%, 10/1/40	185	156,325
Mattel, Inc., 6.75%, 12/31/25(1)	160	157,200
		$1,615,400

Transportation — 0.6%
JSL Europe SA, 7.75%, 7/26/24(1)	1,605	$1,398,356
		$1,398,356

Total Corporate Bonds & Notes (identified cost $83,279,830)		$81,034,685

Commercial Mortgage-Backed Securities — 10.8%
Security	Principal Amount (000’s omitted)	Value
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(3)	$1,500	$1,225,294
Series 2016-C7, Class D, 4.434%, 12/10/54(1)(3)	1,725	1,536,129
Citigroup Commercial Mortgage Trust
Series 2017-MDRB, Class C, 4.658%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(4)	1,000	1,000,545
COMM Mortgage Trust
Series 2015-CR22, Class D, 4.259%, 3/10/48(1)(3)	600	513,451
Series 2015-CR24, Class D, 3.463%, 8/10/48(3)	2,130	1,797,458
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.819%, 4/15/47(1)(3)	615	552,722

8	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
JPMBB Commercial Mortgage Securities Trust (continued)
Series 2014-C22, Class C, 4.71%, 9/15/47(3)	$700	$679,524
Series 2014-C22, Class D, 4.71%, 9/15/47(1)(3)	1,220	1,043,510
Series 2014-C23, Class D, 4.099%, 9/15/47(1)(3)	260	229,932
Series 2014-C25, Class C, 4.593%, 11/15/47(3)	770	764,918
Series 2014-C25, Class D, 4.093%, 11/15/47(1)(3)	725	615,626
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	180	180,956
Series 2011-C5, Class D, 5.586%, 8/15/46(1)(3)	1,805	1,805,414
Series 2013-C16, Class D, 5.177%, 12/15/46(1)(3)	1,500	1,496,646
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	859	850,408
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(3)	500	415,505
Morgan Stanley Capital I Trust
Series 2016-UB12, Class D, 3.312%, 12/15/49(1)	1,000	788,086
Motel 6 Trust
Series 2017-MTL6, Class C, 3.558%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(4)	968	970,550
Series 2017-MTL6, Class E, 5.408%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(4)	801	808,723
Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class C, 4.263%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(4)	1,500	1,502,544
RETL Trust
Series 2018-RVP, Class C, 4.208%, (1 mo. USD LIBOR + 2.05%), 3/15/33(1)(4)	624	629,218
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class D, 4.457%, 4/10/46(1)(3)	1,500	1,363,129
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(1)	1,000	839,558
Series 2015-SG1, Class C, 4.618%, 9/15/48(3)	1,023	998,963
WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class D, 3.692%, 11/15/47(1)	940	694,286

Total Commercial Mortgage-Backed Securities (identified cost $22,811,687)		$23,303,095

Asset-Backed Securities — 12.6%
Security	Principal Amount (000’s omitted)	Value
AASET U.S., Ltd.
Series 2018-1A, Class B, 5.437%, 1/16/38(1)	$309	$311,847
American Credit Acceptance Receivables Trust
Series 2017-4, Class A, 2.00%, 7/10/20(1)	114	113,545
Ari Fleet Lease Trust
Series 2018-B, Class A2, 3.22%, 8/16/27(1)	900	899,976

Security	Principal Amount (000’s omitted)	Value
Avis Budget Rental Car Funding, LLC
Series 2013-2A, Class A, 2.97%, 2/20/20(1)	$583	$583,740
Coinstar Funding, LLC
Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,896	1,920,378
Conn Funding II L.P.
Series 2017-B, Class A, 2.73%, 7/15/20(1)	80	79,663
Series 2017-B, Class B, 4.52%, 4/15/21(1)	1,400	1,407,770
Series 2018-A, Class A, 3.25%, 1/15/23(1)	393	393,560
DB Master Finance, LLC
Series 2015-1A, Class A2II, 3.98%, 2/20/45(1)	1,448	1,449,342
First Investors Auto Owner Trust
Series 2017-1A, Class A1, 1.69%, 4/15/21(1)	50	49,981
FOCUS Brands Funding, LLC
Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	1,244	1,242,006
Foundation Finance Trust
Series 2017-1A, Class A, 3.30%, 7/15/33(1)	589	584,474
Invitation Homes Trust
Series 2017-SFR2, Class B, 3.308%, (1 mo. USD LIBOR + 1.15%), 12/17/36(1)(4)	635	637,643
Marlette Funding Trust
Series 2018-1A, Class A, 2.61%, 3/15/28(1)	425	423,607
OneMain Financial Issuance Trust
Series 2015-1A, Class A, 3.19%, 3/18/26(1)	719	720,500
Series 2015-2A, Class A, 2.57%, 7/18/25(1)	14	14,372
Planet Fitness Master Issuer, LLC
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	1,120	1,120,205
Progress Residential Trust
Series 2016-SFR2, Class E, 5.708%, (1 mo. USD LIBOR + 3.55%), 1/17/34(1)(4)	1,500	1,514,489
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/23(1)	88	87,611
Series 2017-1A, Class B, 3.65%, 6/15/23(1)	600	600,994
Series 2017-2A, Class A, 2.41%, 9/15/23(1)	862	860,846
Series 2017-2A, Class B, 3.48%, 9/15/23(1)	1,200	1,199,682
Series 2017-3A, Class A, 2.36%, 11/15/23(1)	381	379,826
Series 2018-2A, Class A, 3.35%, 10/15/24(1)	2,310	2,310,160
Purchasing Power Funding, LLC
Series 2018-A, Class A, 3.34%, 8/15/22(1)	1,100	1,093,722
Sierra Receivables Funding Co., LLC
Series 2015-1A, Class B, 3.05%, 3/22/32(1)	48	47,487
SpringCastle America Funding LLC
Series 2016-AA, Class A, 3.05%, 4/25/29(1)	995	991,741
Taco Bell Funding, LLC
Series 2016-1A, Class A2I, 3.832%, 5/25/46(1)	1,478	1,480,077
Thunderbolt Aircraft Lease, Ltd.
Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32(1)(5)	827	852,504

9	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value
Trafigura Securitisation Finance PLC
Series 2017-1A, Class B, 3.858%, (1 mo. USD LIBOR + 1.70%), 12/15/20(1)(4)		$500	$500,291
Series 2018-1A, Class A2, 3.73%, 3/15/22(1)		2,000	1,999,898
Tricon American Homes
Series 2016-SFR1, Class D, 3.886%, 11/17/33(1)		200	197,923
Vantage Data Centers Issuer, LLC
Series 2018-1A, Class A2, 4.072%, 2/16/43(1)		274	274,844
Wendys Funding, LLC
Series 2015-1A, Class A2II, 4.08%, 6/15/45(1)		1,067	1,069,771

Total Asset-Backed Securities (identified cost $27,521,671)			$27,414,475

Foreign Government Bonds — 10.9%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%
Republic of Argentina, 6.875%, 1/11/48	USD	555	$430,125
			$430,125

Australia — 0.9%
Queensland Treasury Corp., 5.50%, 6/21/21(6)	AUD	2,505	$1,963,388
			$1,963,388

Brazil — 0.8%
Nota do Tesouro Nacional, 10.00%, 1/1/25	BRL	7,735	$1,808,801
			$1,808,801

Canada — 1.7%
Canada Housing Trust, 1.25%, 6/15/21(1)	CAD	2,865	$2,155,099
Canada Housing Trust, 1.50%, 12/15/21(1)	CAD	680	511,217
Canada Housing Trust, 3.80%, 6/15/21(1)	CAD	55	44,216
Canadian Government Bond, 0.75%, 3/1/21	CAD	1,200	897,225
			$3,607,757

Malaysia — 0.4%
Malaysia Government Bond, 3.441%, 2/15/21	MYR	3,415	$823,258
			$823,258

Mexico — 2.5%
Mexican Bonos, 7.75%, 5/29/31	MXN	103,055	$5,393,674
			$5,393,674

Security		Principal Amount (000’s omitted)	Value

Supranational — 4.2%
European Bank for Reconstruction & Development, 7.375%, 4/15/19	IDR	21,020,000	$1,393,834
European Bank for Reconstruction & Development, 9.25%, 12/2/20	IDR	12,980,000	882,464
European Investment Bank, 7.20%, 7/9/19(1)	IDR	43,300,000	2,882,502
International Bank for Reconstruction & Development, 3.50%, 1/22/21	NZD	1,670	1,137,309
International Finance Corp., 6.30%, 11/25/24	INR	91,790	1,189,699
International Finance Corp., 7.80%, 6/3/19	INR	40,700	563,197
International Finance Corp., 8.25%, 6/10/21	INR	74,390	1,042,415
			$9,091,420

Uruguay — 0.2%
Republic of Uruguay, 8.50%, 3/15/28(1)	UYU	20,780	$547,181
			$547,181

Total Foreign Government Bonds (identified cost $25,498,596)			$23,665,604

Senior Floating-Rate Loans — 0.3%(7)
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Health Care — 0.3%
BioClinica, Inc., Term Loan, 6.625%, (3 mo. USD LIBOR + 4.25%), 10/20/23		$746	$708,743

Total Senior Floating-Rate Loans (identified cost $734,681)			$708,743

Convertible Bonds — 1.4%
Security		Principal Amount (000’s omitted)	Value

Oil and Gas — 0.9%
Nabors Industries, Inc., 0.75%, 1/15/24		$2,490	$1,947,877
			$1,947,877

Technology — 0.5%
Western Digital Corp., 1.50%, 2/1/24(1)		$1,065	$988,183
			$988,183

Total Convertible Bonds (identified cost $3,081,398)			$2,936,060

10	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.4%
Security	Shares	Value

Diversified Financial Services — 0.1%
AMG Capital Trust II, 5.15%	3,250	$187,344
		$187,344

Oil and Gas — 0.1%
Chesapeake Energy Corp., 5.75%	400	$253,636
		$253,636

Real Estate Investment Trusts (REITs) — 0.2%
CBL & Associates Properties, Inc., 6.625%	35,000	$525,350
		$525,350

Total Convertible Preferred Stocks (identified cost $1,037,177)		$966,330

Common Stocks — 0.0%(8)
Security	Shares	Value

Oil and Gas — 0.0%(8)
Frontera Energy Corp.(9)	5,460	$76,441

Total Common Stocks (identified cost $394,575)		$76,441

U.S. Treasury Obligations — 6.8%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Note, 0.25%, 1/15/25(10)	$4,203	$4,034,741
U.S. Treasury Inflation-Protected Note, 0.375%, 1/15/27(10)	6,912	6,603,932
U.S. Treasury Inflation-Protected Note, 0.50%, 1/15/28(10)	4,362	4,190,078

Total U.S. Treasury Obligations (identified cost $15,245,525)		$14,828,751

Short-Term Investments — 18.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.19%(11)	40,656,217	$40,656,217

Total Short-Term Investments (identified cost $40,657,012)		$40,656,217

Total Investments — 99.4% (identified cost $220,262,152)		$215,590,401

Other Assets, Less Liabilities — 0.6%		$1,201,728

Net Assets — 100.0%		$216,792,129

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2018, the aggregate value of these securities is $78,545,810 or 36.2% of the Fund’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.

(4)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.

(5)	Multi-step coupon bond. Interest rate represents the rate in effect at September 30, 2018.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, the aggregate value of these securities is $1,963,388 or 0.9% of the Fund’s net assets.

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(8)	Amount is less than 0.05%.

(9)	Non-income producing security.

(10)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

11	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Portfolio of Investments — continued

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2018.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	71.0%	$153,000,795
Brazil	8.6	18,547,668
Mexico	4.4	9,407,910
Supranational	4.2	9,091,420
Canada	2.5	5,495,041
Italy	1.5	3,172,115
Ireland	1.2	2,500,189
Finland	1.1	2,431,800
Argentina	1.1	2,423,900
Spain	1.0	2,183,635
Australia	0.9	1,963,388
Bermuda	0.6	1,363,912
Trinidad and Tobago	0.5	1,168,414
Israel	0.5	971,119
Malaysia	0.4	823,258
Uruguay	0.3	547,181
Switzerland	0.2	422,215
Colombia	0.0 (1)	76,441
Total Investments	100.0%	$215,590,401

(1)	Amount is less than 0.05%.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee

MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
USD	–	United States Dollar
UYU	–	Uruguayan Peso

12	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Statement of Assets and Liabilities

Assets	September 30, 2018
Unaffiliated investments, at value (identified cost, $179,605,140)	$174,934,184
Affiliated investment, at value (identified cost, $40,657,012)	40,656,217
Cash	1,921
Interest and dividends receivable	1,771,046
Dividends receivable from affiliated investment	55,901
Receivable for Fund shares sold	1,703,669
Tax reclaims receivable	1,809
Receivable from affiliate	68,577
Total assets	$219,193,324

Liabilities
Payable for investments purchased	$1,279,303
Payable for Fund shares redeemed	874,050
Distributions payable	22,593
Payable to affiliates:
Investment adviser fee	77,890
Distribution and service fees	26,048
Accrued foreign capital gains taxes	2,116
Accrued expenses	119,195
Total liabilities	$2,401,195
Net Assets	$216,792,129

Sources of Net Assets
Paid-in capital	$221,190,573
Accumulated loss	(4,398,444)
Net Assets	$216,792,129

Class A Shares
Net Assets	$43,503,215
Shares Outstanding	3,761,351
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.57
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$12.15

Class C Shares
Net Assets	$20,926,330
Shares Outstanding	1,809,988
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.56

Class I Shares
Net Assets	$152,362,584
Shares Outstanding	13,180,838
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.56

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Statement of Operations

Investment Income	Year Ended September 30, 2018
Interest (net of foreign taxes, $592)	$5,937,758
Dividends	31,369
Dividends from affiliated investment	604,232
Total investment income	$6,573,359

Expenses
Investment adviser fee	$699,296
Distribution and service fees
Class A	103,268
Class C	207,019
Trustees’ fees and expenses	6,810
Custodian fee	57,799
Transfer and dividend disbursing agent fees	99,493
Legal and accounting services	71,601
Printing and postage	26,594
Registration fees	130,150
Miscellaneous	16,469
Total expenses	$1,418,499
Deduct —
Allocation of expenses to affiliate	$346,410
Total expense reductions	$346,410

Net expenses	$1,072,089

Net investment income	$5,501,270

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$857,991
Investment transactions — affiliated investment	(1,229)
Foreign currency transactions	(42,918)
Net realized gain	$813,844
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $1,700 in accrued foreign capital gains taxes)	$(5,648,018)
Investments — affiliated investment	296
Foreign currency	(7,492)
Net change in unrealized appreciation (depreciation)	$(5,655,214)

Net realized and unrealized loss	$(4,841,370)

Net increase in net assets from operations	$659,900

14	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$5,501,270	$1,915,859
Net realized gain	813,844	331,203
Net change in unrealized appreciation (depreciation)	(5,655,214)	1,620,604
Net increase in net assets from operations	$659,900	$3,867,666
Distributions to shareholders:(1)
Class A	$(1,477,677)	$(688,696)
Class C	(583,378)	(322,257)
Class I	(3,671,748)	(628,545)
Total distributions to shareholders	$(5,732,803)	$(1,639,498)
Tax return of capital to shareholders:
Class A	$—	$(148,577)
Class C	—	(67,897)
Class I	—	(145,791)
Total tax return of capital to shareholders	$—	$(362,265)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$27,400,537	$26,396,444
Class C	6,825,122	10,316,709
Class I	142,333,086	47,977,391
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,362,034	767,404
Class C	539,859	347,314
Class I	3,643,148	759,296
Cost of shares redeemed
Class A	(17,879,234)	(11,898,568)
Class C	(4,992,017)	(4,466,938)
Class I	(32,054,112)	(14,629,163)
Net increase in net assets from Fund share transactions	$127,178,423	$55,569,889

Net increase in net assets	$122,105,520	$57,435,792

Net Assets
At beginning of year	$94,686,609	$37,250,817
At end of year	$216,792,129	$94,686,609 (2)

(1)	For the year ended September 30, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(163,898) at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.

15	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Financial Highlights

	Class A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$11.930	$11.630	$11.040	$11.780	$11.520

Income (Loss) From Operations
Net investment income(1)	$0.402	$0.367	$0.415	$0.358	$0.420
Net realized and unrealized gain (loss)	(0.344)	0.319	0.774	(0.668)	0.372

Total income (loss) from operations	$0.058	$0.686	$1.189	$(0.310)	$0.792

Less Distributions
From net investment income	$(0.409)	$(0.322)	$(0.450)	$(0.430)	$(0.532)
From net realized gain	(0.009)	—	(0.149)	—	—
Tax return of capital	—	(0.064)	—	—	—

Total distributions	$(0.418)	$(0.386)	$(0.599)	$(0.430)	$(0.532)

Net asset value — End of year	$11.570	$11.930	$11.630	$11.040	$11.780

Total Return(2)(3)	0.50%	6.01%	11.21%	(2.80)%	7.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,503	$33,927	$17,977	$15,588	$18,176
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.74%	0.77%	0.80%	0.85%	0.95%
Net investment income	3.43%	3.13%	3.74%	3.03%	3.64%
Portfolio Turnover	43%	61%	71%	119%	0	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.22%, 0.36%, 0.53%, 0.34% and 0.23% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 1%.

16	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Financial Highlights — continued

	Class C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$11.920	$11.620	$11.040	$11.770	$11.520

Income (Loss) From Operations
Net investment income(1)	$0.313	$0.282	$0.331	$0.266	$0.334
Net realized and unrealized gain (loss)	(0.343)	0.317	0.765	(0.655)	0.362

Total income (loss) from operations	$(0.030)	$0.599	$1.096	$(0.389)	$0.696

Less Distributions
From net investment income	$(0.321)	$(0.249)	$(0.367)	$(0.341)	$(0.446)
From net realized gain	(0.009)	—	(0.149)	—	—
Tax return of capital	—	(0.050)	—	—	—

Total distributions	$(0.330)	$(0.299)	$(0.516)	$(0.341)	$(0.446)

Net asset value — End of year	$11.560	$11.920	$11.620	$11.040	$11.770

Total Return(2)(3)	(0.25)%	5.23%	10.30%	(3.44)%	6.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,926	$19,197	$12,574	$10,457	$10,594
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.49%	1.52%	1.55%	1.60%	1.70%
Net investment income	2.67%	2.41%	2.98%	2.25%	2.90%
Portfolio Turnover	43%	61%	71%	119%	0	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.22%, 0.36%, 0.53%, 0.34% and 0.23% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 1%.

17	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Financial Highlights — continued

	Class I
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$11.920	$11.620	$11.040	$11.770	$11.520

Income (Loss) From Operations
Net investment income(1)	$0.440	$0.399	$0.442	$0.380	$0.447
Net realized and unrealized gain (loss)	(0.352)	0.316	0.765	(0.651)	0.364

Total income (loss) from operations	$0.088	$0.715	$1.207	$(0.271)	$0.811

Less Distributions
From net investment income	$(0.439)	$(0.346)	$(0.478)	$(0.459)	$(0.561)
From net realized gain	(0.009)	—	(0.149)	—	—
Tax return of capital	—	(0.069)	—	—	—

Total distributions	$(0.448)	$(0.415)	$(0.627)	$(0.459)	$(0.561)

Net asset value — End of year	$11.560	$11.920	$11.620	$11.040	$11.770

Total Return(2)(3)	0.74%	6.28%	11.40%	(2.47)%	7.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$152,363	$41,563	$6,700	$6,969	$18,648
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.49%	0.52%	0.55%	0.60%	0.70%
Net investment income	3.77%	3.40%	4.00%	3.21%	3.87%
Portfolio Turnover	43%	61%	71%	119%	0	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.22%, 0.36%, 0.53%, 0.34% and 0.23% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 1%.

18	See Notes to Financial Statements.

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Core Plus Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.

19

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

20

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017

Distributions declared from:
Ordinary income	$5,570,305	$1,639,498
Long-term capital gains	$162,498	$—
Tax return of capital	$—	$362,265

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Late year ordinary losses	$(1,591)
Net unrealized depreciation	$(4,374,260)
Other temporary differences	$(22,593)

At September 30, 2018, the Fund had a late year ordinary loss of $1,591 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$219,953,425

Gross unrealized appreciation	$931,931
Gross unrealized depreciation	(5,294,955)

Net unrealized depreciation	$(4,363,024)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR, the fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended September 30, 2018, the Fund’s investment adviser fee amounted to $699,296 or 0.45% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

BMR has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.74%, 1.49% and 0.49% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after January 31, 2019. Pursuant to this agreement, BMR was allocated $346,410 of the Fund’s operating expenses for the year ended September 30, 2018.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, EVM earned $3,966 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,080 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their

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Eaton Vance

Core Plus Bond Fund

September 30, 2018

Notes to Financial Statements — continued

annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2018 amounted to $103,268 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2018, the Fund paid or accrued to EVD $155,264 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2018 amounted to $51,755 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2018, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended September 30, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$146,282,439	$42,517,398
U.S. Government and Agency Securities	13,226,336	10,173,988

	$159,508,775	$52,691,386

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2018	2017

Sales	2,323,804	2,252,362
Issued to shareholders electing to receive payments of distributions in Fund shares	116,194	65,358
Redemptions	(1,522,948)	(1,019,337)

Net increase	917,050	1,298,383

22

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Notes to Financial Statements — continued

	Year Ended September 30,
Class C	2018	2017

Sales	579,842	881,665
Issued to shareholders electing to receive payments of distributions in Fund shares	46,064	29,618
Redemptions	(425,935)	(382,975)

Net increase	199,971	528,308

	Year Ended September 30,
Class I	2018	2017

Sales	12,128,224	4,092,041
Issued to shareholders electing to receive payments of distributions in Fund shares	311,985	64,630
Redemptions	(2,745,878)	(1,246,732)

Net increase	9,694,331	2,909,939

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

Effective October 30, 2018, the Fund renewed its line of credit agreement, which expires October 29, 2019, at substantially the same terms.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Notes to Financial Statements — continued

At September 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$81,034,685	$—	$81,034,685
Commercial Mortgage-Backed Securities	—	23,303,095	—	23,303,095
Asset-Backed Securities	—	27,414,475	—	27,414,475
Foreign Government Bonds	—	23,665,604	—	23,665,604
Senior Floating-Rate Loans	—	708,743	—	708,743
Convertible Bonds	—	2,936,060	—	2,936,060
Convertible Preferred Stocks	525,350	440,980	—	966,330
Common Stocks	76,441	—	—	76,441
U.S. Treasury Obligations	—	14,828,751	—	14,828,751
Short-Term Investments	—	40,656,217	—	40,656,217

Total Investments	$601,791	$214,988,610	$—	$215,590,401

24

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Core Plus Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Core Plus Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

Core Plus Bond Fund

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $162,498 or, if subsequently determined to be different, the net capital gain of such year.

26

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	14,662,302	418,502
Keith Quinton	14,666,539	414,265
Marcus L. Smith	14,628,095	452,709
Susan J. Sutherland	14,608,141	472,663
Scott E. Wennerholm	14,604,858	475,946

Results are rounded to the nearest whole number.

27

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

28

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Core Plus Bond Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board considered, where relevant, the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in income securities. The Board considered the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

29

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board noted that, effective May 1, 2015, the Fund changed its name, investment objective and investment strategies to allow the Fund to invest in a broader range of income producing investments and that the Fund had only been operating with its new investment objective and investment strategies for a limited period of time. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2017 for the Fund. However, the Board focused primarily on comparative performance data since May 1, 2015. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

30

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

31

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

32

Eaton Vance

Core Plus Bond Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4595    9.30.18

Eaton Vance

Municipal Income Funds

Annual Report

September 30, 2018

AMT-Free     •    National

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2018

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

AMT-Free Municipal Income Fund	3
National Municipal Income Fund	5

Endnotes and Additional Disclosures	7

Fund Expenses	8

Financial Statements	10

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	46

Special Meeting of Shareholders	47

Board of Trustees’ Contract Approval	48

Management and Organization	52

Important Notices	55

Eaton Vance

Municipal Income Funds

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The fiscal year that began October 1, 2017 was characterized by a flattening of the municipal bond yield curve. Long-term interest rates drifted downward in the first month of the period — despite the U.S. Federal Reserve Board (the Fed) rate hikes the previous March and June 2017 that put upward pressure on short-term rates.

In November and December 2017, however, the municipal market experienced considerable volatility after the GOP-controlled House and Senate released and then passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds — which accounted for just under 20% of new issuance over the past 10 years. As a result, December 2017 witnessed the largest-ever one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline. Investors sold short maturity bonds to buy new-issue longer maturity bonds in anticipation of lower supply going forward. The net result was rising prices on longer-term debt that drove more flattening of the yield curve in December 2017.

But as the new year began, bond prices reversed direction. Signs of increasing inflation, higher wage growth, and fears that the new tax legislation might overheat the economy pushed interest rates up and caused longer-term bond prices to decline.

Upward pressure on short-term rates continued in March and June 2018 as the Fed delivered its first two rate hikes of the year. At the long end of the curve, however, fluctuating perceptions of geopolitical risk were a primary driver of rates from April through the end of August 2018. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about economic growth and a potential detente between the U.S. and North Korea. Meanwhile, ongoing lower yields for German and Japanese bonds, compared with U.S. Treasurys, weighed on longer-term U.S. yields. In September 2018, however, the Fed hiked rates again and both U.S. Treasury and municipal rates rose across the curve. The net result for the period was a continued flattening of the yield curve, as the spread between two-year and 10-year rates narrowed significantly.

For the 12-month period, the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returned 0.35%. For the period as a whole, the municipal bond yield curve flattened. Rates for AAA-rated7 bonds rose across the curve, but rate increases were greater at the short end of the curve than the long end. On a total return basis, longer maturities in general outperformed shorter maturities, and lower-rated bonds generally outperformed higher-rated issues. Across most of the curve, municipal bonds generally outperformed U.S. Treasurys.

Fund Performance

For the fiscal year ended September 30, 2018, AMT-Free Municipal Income Fund Class A shares at net asset value (NAV) and National Municipal Income Fund Class A shares at NAV both outperformed the 0.35% return of the Funds’ primary benchmark, the Index.

The Funds’ overall strategy is to normally invest in bonds with maturities of 10 years or more, in order to capture their typically higher yields and a greater income stream compared with shorter-maturity issues.

The Funds seek to enhance tax-exempt income through the use of leveraged investments by purchasing residual interest bonds.6 Leverage has the effect of magnifying the Funds’ exposure to their underlying investments in both up and down markets. During this period of rising rates and falling bond prices, residual interest bonds were a detractor from performance versus the Index — which does not employ leverage — for both Funds.

By using Treasury futures and/or interest-rate swaps, management hedges, to various degrees, against the greater potential risk of volatility caused by the use of leveraged investments and investing in bonds at the long end of the yield curve. As a risk management tactic within the Funds’ overall strategies, interest rate hedging is intended to moderate performance on both the upside and the downside of the market. In a period when municipal and Treasury bonds generally declined in price, the Funds’ Treasury futures hedge mitigated a portion of that decline and was a contributor to relative performance versus the unhedged Index for both Funds.

Fund-Specific Results

Eaton Vance AMT-Free Municipal Income Fund Class A shares at NAV returned 0.83%, outperforming the 0.35% return of the Index. Contributors to Fund performance versus the Index included the Fund’s hedging strategy, as noted above; security selection and an overweight, relative to the Index, in BBB-rated bonds and below; and holdings in insured and uninsured Puerto Rico bonds. This was due to strong performance of Puerto Rico’s debt in the second half of the period, as ongoing bankruptcy negotiations led to anticipation that bondholder recoveries could exceed those originally anticipated by the market. The Fund’s insured Puerto Rico holdings were insured by various municipal bond insurers. It should be noted that most uninsured bonds issued by the Commonwealth of Puerto Rico and its various conduit issuers were no longer included in the Index. As Puerto Rico continued to deal with an ongoing fiscal crisis, bonds issued by its various legal entities were impacted by a number of factors throughout the period, including monetary default. As the period ended, Puerto Rico continued to negotiate with creditors and address its current debt structure under the Puerto Rico Oversight, Management, and Economic Stability Act passed by the U.S. Congress.

In contrast, detractors from results relative to the Index included leveraged investments, as noted earlier; an overweight in prerefunded, or escrowed bonds; and security selection in the education sector.

Eaton Vance National Municipal Income Fund Class A shares at NAV returned 0.76%, outperforming the 0.35% return of the Index. Contributors to performance relative to the Index included the Fund’s hedging strategy; security selection in insured Puerto Rico bonds; and security selection and an overweight in the health care sector, which was the best-performing sector in the Index during the period. Detractors from performance versus the Index included leveraged investments, security selection in state general obligation bonds, and security selection in the electric power sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/06/1998	03/16/1978	0.83%	4.49%	5.28%
Class A with 4.75% Maximum Sales Charge	—	—	–4.01	3.49	4.76
Class C at NAV	05/02/2006	03/16/1978	0.06	3.72	4.49
Class C with 1% Maximum Sales Charge	—	—	–0.91	3.72	4.49
Class I at NAV	03/16/1978	03/16/1978	1.02	4.74	5.52
Bloomberg Barclays Municipal Bond Index	—	—	0.35%	3.54%	4.75%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	—	1.07	5.43	6.33

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.98%	1.73%	0.73%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.71%	2.97%	3.96%
Taxable-Equivalent Distribution Rate			6.27	5.02	6.69
SEC 30-day Yield			2.14	1.50	2.50
Taxable-Equivalent SEC 30-day Yield			3.61	2.53	4.22

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					10.95%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$15,511	N.A.
Class I	$250,000	09/30/2008	$428,081	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

National Municipal Income Fund

September 30, 2018

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/05/1994	12/19/1985	0.76%	5.10%	5.46%
Class A with 4.75% Maximum Sales Charge	—	—	–4.07	4.07	4.95
Class B at NAV	12/19/1985	12/19/1985	0.01	4.32	4.67
Class B with 5% Maximum Sales Charge	—	—	–4.85	3.98	4.67
Class C at NAV	12/03/1993	12/19/1985	0.01	4.32	4.67
Class C with 1% Maximum Sales Charge	—	—	–0.96	4.32	4.67
Class I at NAV	07/01/1999	12/19/1985	1.01	5.34	5.72
Bloomberg Barclays Municipal Bond Index	—	—	0.35%	3.54%	4.75%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	—	1.07	5.43	6.33

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.84%	1.59%	1.59%	0.59%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.60%	2.84%	2.86%	3.85%
Taxable-Equivalent Distribution Rate		6.08	4.80	4.83	6.50
SEC 30-day Yield		2.40	1.75	1.77	2.77
Taxable-Equivalent SEC 30-day Yield		4.05	2.96	2.99	4.68

% Total Leverage[6]
RIB Financing					6.63%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	09/30/2008	$15,795	N.A.
Class C	$10,000	09/30/2008	$15,794	N.A.
Class I	$250,000	09/30/2008	$436,158	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

National Municipal Income Fund

September 30, 2018

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Municipal Income Funds

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profiles subject to change due to active management.

7

Eaton Vance

Municipal Income Funds

September 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,010.70	$5.29	1.05%
Class C	$1,000.00	$1,006.90	$9.06	1.80%
Class I	$1,000.00	$1,011.60	$4.03	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.32	1.05%
Class C	$1,000.00	$1,016.00	$9.10	1.80%
Class I	$1,000.00	$1,021.10	$4.05	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

8

Eaton Vance

Municipal Income Funds

September 30, 2018

Fund Expenses — continued

Eaton Vance National Municipal Income Fund

	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.40	$4.49	0.89%
Class B	$1,000.00	$1,009.60	$8.26	1.64%
Class C	$1,000.00	$1,009.60	$8.26	1.64%
Class I	$1,000.00	$1,014.60	$3.18	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.51	0.89%
Class B	$1,000.00	$1,016.80	$8.29	1.64%
Class C	$1,000.00	$1,016.80	$8.29	1.64%
Class I	$1,000.00	$1,021.90	$3.19	0.63%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

9

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Portfolio of Investments

Tax-Exempt Investments — 109.3%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.4%
New York State Environmental Facilities Corp., 5.00%, 10/15/35(1)	$9,900	$10,325,502
		$10,325,502

Education — 10.2%
Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	$5,000	$5,434,100
Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 5.00%, 7/1/42	2,125	2,334,716
Monroe County Industrial Development Corp., NY, (University of Rochester), Series 2017C, 4.00%, 7/1/43	1,950	1,994,752
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/41	4,170	4,676,113
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,050	1,145,456
Pennsylvania Higher Educational Facilities Authority, (Drexel University), 5.00%, 5/1/37	1,750	1,938,283
Shelby County Health, Educational and Housing Facility Board, TN, (Rhodes College), 5.00%, 8/1/30	625	721,650
Shelby County Health, Educational and Housing Facility Board, TN, (Rhodes College), 5.00%, 8/1/31	325	373,552
Shelby County Health, Educational and Housing Facility Board, TN, (Rhodes College), 5.00%, 8/1/32	500	572,515
University of California, 5.25%, 5/15/35	3,555	4,050,460
University of Nebraska, 5.00%, 5/15/35	1,000	1,121,780
University of Nebraska, 5.00%, 7/1/35	3,000	3,371,700
West Virginia University, 5.00%, 10/1/31	3,000	3,262,170
		$30,997,247

Electric Utilities — 4.4%
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,605	$1,697,512
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	3,520	3,611,309
Northern Municipal Power Agency, MN, 5.00%, 1/1/31	200	225,132
Northern Municipal Power Agency, MN, 5.00%, 1/1/32	210	235,421
Northern Municipal Power Agency, MN, 5.00%, 1/1/33	235	262,549
Northern Municipal Power Agency, MN, 5.00%, 1/1/34	210	234,137
Northern Municipal Power Agency, MN, 5.00%, 1/1/35	170	189,152
Northern Municipal Power Agency, MN, 5.00%, 1/1/36	160	177,661
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	1,410	1,489,045
Utility Debt Securitization Authority, NY, 5.00%, 12/15/33	2,895	3,225,001
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	2,035	2,084,491
		$13,431,410

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 10.5%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	$880	$926,288
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	1,320	1,393,603
Kansas Development Finance Authority, (Adventist Health System), Prerefunded to 11/15/19, 5.75%, 11/15/38	5,115	5,328,500
Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	470	518,363
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/18, 6.50%, 11/15/28	310	311,758
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/18, 6.50%, 11/15/28	1,000	1,005,670
New Jersey Turnpike Authority, Prerefunded to 7/1/22, 5.00%, 1/1/30	3,060	3,379,250
Oklahoma Development Finance Authority, (St. John Health System), Prerefunded to 2/15/22, 5.00%, 2/15/34	2,035	2,222,485
Savannah Economic Development Authority, GA, Escrowed to Maturity, 0.00%, 12/1/21	6,000	5,598,720
Triborough Bridge and Tunnel Authority, NY, Prerefunded to 11/15/18, 5.25%, 11/15/34(1)	3,745	3,760,691
Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	930	955,510
Washington, Prerefunded to 2/1/21, 5.25%, 2/1/36(1)	6,000	6,443,100
		$31,843,938

General Obligations — 14.3%
Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/36	$1,000	$1,139,000
California, 5.00%, 10/1/26	1,300	1,497,158
California, 5.00%, 10/1/27	630	723,259
California, 5.25%, 10/1/29	560	612,864
California, 5.25%, 10/1/32	3,480	3,797,863
Chicago Board of Education, IL, 5.00%, 12/1/21	230	238,351
Corvallis School District No. 509J, OR, 5.00%, (0.00% until 6/15/20), 6/15/38	1,680	1,755,415
District of Columbia, 5.00%, 6/1/37(1)	7,000	7,957,880
Erie County, PA, 5.00%, 9/1/25	500	573,095
Fennville Public Schools, MI, 4.00%, 5/1/34	1,000	1,075,140
Foothill-De Anza Community College District, CA, 5.00%, 8/1/34	1,150	1,300,385
Foothill-De Anza Community College District, CA, 5.00%, 8/1/36	1,150	1,297,718
Illinois, 5.00%, 1/1/26	5,000	5,272,950
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/31	4,470	4,932,824
Salem-Keizer School District No. 24J, OR, 0.00%, 6/15/24	1,220	1,052,287

10	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Santa Clara County, CA, (Election of 2008), Prerefunded to 8/1/19, 5.00%, 8/1/39(1)	$7,700	$7,906,591
Springfield School District No. 19, OR, 5.00%, 6/15/30	1,085	1,234,893
University of Connecticut, 5.00%, 2/15/32	650	707,278
Wentzville R-IV School District, MO, 0.00%, 3/1/29	475	338,841
		$43,413,792

Hospital — 15.7%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	$535	$573,279
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	5,175	5,351,364
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	1,720	1,898,313
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,300	2,520,156
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	1,325	1,437,903
California Statewide Communities Development Authority, (John Muir Health), Prerefunded to 7/1/19, 5.00%, 7/1/29	1,330	1,361,814
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 5.25%, 12/1/34	3,000	3,267,840
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/45	2,155	2,130,692
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	2,000	2,214,400
Henrico County Economic Development Authority, VA, (Bon Secours Health System, Inc.), 5.00%, 11/1/30	1,185	1,294,411
Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/36	5,345	5,455,481
Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/31	2,110	2,384,532
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	315	345,369
Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 11/15/47	3,000	3,304,290
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/29	1,450	1,664,194
New York Dormitory Authority, (Orange Regional Medical Center), Prerefunded to 12/1/18, 6.25%, 12/1/37	3,380	3,404,302
Ohio, (University Hospitals Health Systems, Inc.), 5.00%, 1/15/36	2,500	2,714,075
Orange County Health Facilities Authority, FL, (Orlando Health, Inc.), 5.375%, 10/1/23	1,000	1,033,660
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(1)	5,000	5,514,150
		$47,870,225

Security	Principal Amount (000’s omitted)	Value

Housing — 0.7%
Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University), 5.00%, 7/1/37	$500	$543,790
Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University), 5.00%, 7/1/42	1,250	1,351,050
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(2)	285	252,225
		$2,147,065

Industrial Development Revenue — 0.9%
Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	$2,670	$2,821,442
		$2,821,442

Insured – Education — 0.7%
Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$1,750	$2,065,577
		$2,065,577

Insured – Electric Utilities — 2.5%
Long Island Power Authority, NY, Electric System Revenue, (BHAC), Prerefunded to 4/1/19, 5.75%, 4/1/33	$5,415	$5,520,646
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	2,865	1,993,152
		$7,513,798

Insured – Escrowed / Prerefunded — 0.8%
New Orleans Aviation Board, LA, (AGC), Prerefunded to 1/1/19, 6.00%, 1/1/23	$1,040	$1,050,785
Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), Escrowed to Maturity, 0.00%, 8/15/21	1,560	1,462,157
		$2,512,942

Insured – General Obligations — 0.2%
Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$145	$145,613
Chicago Board of Education, IL, (AGM), 5.00%, 12/1/24	505	556,056
		$701,669

Insured – Lease Revenue / Certificates of Participation — 1.7%
Anaheim Public Financing Authority, CA, (Anaheim Public Improvements), (AGM), 0.00%, 9/1/31	$8,680	$5,311,292
		$5,311,292

11	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue — 1.7%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$10,600	$5,307,632
		$5,307,632

Insured – Special Tax Revenue — 6.5%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$5,265	$5,117,211
Massachusetts, Special Obligation, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/27	6,000	7,264,020
Massachusetts, Special Obligation, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/30	2,565	3,162,158
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	12,295	2,961,497
Successor Agency to San Francisco City and County Redevelopment Agency, CA, (NPFG), 5.00%, 8/1/43	1,100	1,224,850
		$19,729,736

Insured – Transportation — 8.2%
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$1,000	$1,090,410
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,000	1,089,100
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	785	861,804
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	7,120	2,736,359
Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	11,500	14,163,630
Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	5,285	4,926,941
		$24,868,244

Insured – Water and Sewer — 2.4%
Detroit, MI, Sewage Disposal System, (AGM), 5.00%, 7/1/39	$4,825	$5,146,731
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/32	655	722,563
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/33	565	621,715
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/35	280	306,561
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/37	565	615,189
		$7,412,759

Other Revenue — 1.2%
Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/22	$400	$432,940
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(3)	1,200	216,000

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.25%, 12/1/38	$970	$1,048,492
Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/43	355	388,839
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	1,685	1,685,657
		$3,771,928

Senior Living / Life Care — 4.0%
North Miami, FL, (Imperial Club), 6.125%, 1/1/42	$1,480	$1,475,249
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	570	645,297
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	2,690	3,064,152
Saint Louis County Industrial Development Authority, MO, (St. Andrew’s Resources for Seniors Obligated Group), 5.00%, 12/1/35	1,700	1,767,286
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	160	169,851
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	660	701,864
Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/32(4)	1,575	1,731,350
Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/38(4)	2,325	2,527,833
		$12,082,882

Special Tax Revenue — 2.9%
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	$982	$968,655
Jurupa Public Financing Authority, CA, 5.00%, 9/1/31	1,200	1,333,260
New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/27	800	593,552
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/43	4,360	4,772,456
River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	1,000	999,940
		$8,667,863

Transportation — 13.3%
Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	$415	$447,208
Chicago, IL, (Midway International Airport), 5.00%, 1/1/41	4,225	4,576,731
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,100	1,227,325
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	1,455	1,621,234

12	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/31	$685	$760,864
Denver City and County, CO, Airport System Revenue, 2.34%, (70% of 1 mo. USD LIBOR + 0.86%), 11/15/19 (Put Date), 11/15/31(5)	1,000	1,001,800
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	1,100	1,193,368
Metropolitan Transportation Authority, NY, 5.00%, 11/15/35	490	548,148
Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	430	432,283
Metropolitan Transportation Authority, NY, 6.50%, 11/15/28	960	965,386
Miami-Dade County, FL, Aviation Revenue, 5.00%, 10/1/33	6,450	7,175,690
New Orleans Aviation Board, LA, 5.00%, 1/1/43	1,555	1,716,067
San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/34	5,235	5,720,703
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,500	3,759,560
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	2,980	3,135,556
Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(1)	6,255	6,280,833
		$40,562,756

Water and Sewer — 3.1%
Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/35(1)	$6,990	$8,057,862
El Paso, TX, Water and Sewer Revenue, 5.00%, 3/1/31	1,080	1,238,674
		$9,296,536

Total Tax-Exempt Investments — 109.3% (identified cost $316,164,103)		$332,656,235

Other Assets, Less Liabilities — (9.3)%		$(28,175,575)

Net Assets — 100.0%		$304,480,660

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At September 30, 2018, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

California	19.0%
New York	14.9%
Texas	10.0%
Others, representing less than 10% individually	65.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2018, 22.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 12.3% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	The issuer is in default on the payment of principal but continues to pay interest.

(3)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2018, the aggregate value of these securities is $5,944,840 or 2.0% of the Fund’s net assets.

(5)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2018.

13	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. 10-Year Treasury Note	145	Short	Dec-18	$(17,223,281)	$199,102
U.S. Long Treasury Bond	121	Short	Dec-18	(17,000,500)	405,857

					$604,959

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
LIBOR	–	London Interbank Offered Rate
NPFG	–	National Public Finance Guaranty Corp.

Currency Abbreviations:

USD	–	United States Dollar

14	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments

Tax-Exempt Municipal Securities — 102.9%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.6%
Connecticut, (State Revolving Fund), Green Bonds, 5.00%, 3/1/28	$10,000	$11,511,200
New York State Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 5.00%, 6/15/42	8,500	9,633,050
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	18,195	20,095,286
		$41,239,536

Cogeneration — 0.2%
Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(1)	$14,652	$4,395,695
		$4,395,695

Education — 10.6%
Connecticut Health and Educational Facilities Authority, (Yale University), 5.00%, 7/1/25	$6,500	$7,590,830
Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 4.75%, 6/1/38(2)	2,245	2,318,681
Massachusetts Development Finance Agency, (Harvard University), 5.00%, 7/15/33	14,415	16,673,831
Massachusetts Development Finance Agency, (Harvard University), 5.00%, 7/15/34	18,920	21,813,057
Monroe County Industrial Development Corp., NY, (University of Rochester), Series 2017C, 4.00%, 7/1/43	7,770	7,948,322
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/33	5,870	6,900,361
New Jersey Educational Facilities Authority, (Princeton University), 2017 Series B, 5.00%, 7/1/30	3,865	4,576,469
New Jersey Educational Facilities Authority, (Princeton University), 2017 Series I, 5.00%, 7/1/30	3,000	3,552,240
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38	25,685	29,719,086
New York Dormitory Authority, (State University of New York Dormitory Facilities), 5.00%, 7/1/43(3)	4,200	4,741,044
Ohio Higher Educational Facility Commission, (Case Western Reserve University), 5.00%, 12/1/30	2,165	2,513,370
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	9,930	10,832,736
Rutgers State University, NJ, 5.00%, 5/1/43(4)	37,000	40,559,030
University of California, 5.25%, 5/15/36	7,080	8,054,845
University of California, 5.25%, 5/15/37	13,000	14,768,130
University of California, 5.25%, 5/15/38	7,700	8,738,653
University of Nebraska Facilities Corp., 5.00%, 7/15/22	2,780	3,068,647
University of Texas, 3.00%, 8/15/35	1,750	1,637,055

Security	Principal Amount (000’s omitted)	Value

Education (continued)
University of Virginia, 5.00%, 4/1/38	$31,535	$36,056,804
University of Virginia, 5.00%, 4/1/39	32,640	37,267,699
		$269,330,890

Electric Utilities — 5.4%
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	$8,600	$8,869,610
Omaha Public Power District, NE, 5.00%, 2/1/39	14,005	15,565,857
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/28	6,025	6,728,358
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/31	3,880	4,290,970
Unified Government of Wyandotte County/Kansas City, KS, Utility System Revenue, 5.00%, 9/1/32	10,000	10,875,800
Utility Debt Securitization Authority, NY, 5.00%, 12/15/30(4)	22,500	25,146,000
Utility Debt Securitization Authority, NY, 5.00%, 12/15/31(4)	27,500	30,691,375
Utility Debt Securitization Authority, NY, 5.00%, 12/15/40	13,260	15,114,941
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	18,955	19,415,986
		$136,698,897

Escrowed / Prerefunded — 6.6%
Bexar County Health Facilities Development Corp., TX, (St. Luke’s Lutheran Hospital), Escrowed to Maturity, 7.00%, 5/1/21	$2,400	$2,568,216
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	9,530	10,031,278
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	14,295	15,092,089
Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	4,505	4,968,565
North Carolina, Capital Improvement Limited Obligation Bonds, Prerefunded to 5/1/20, 5.25%, 5/1/31	16,475	17,319,508
Pennsylvania Turnpike Commission, Prerefunded to 6/1/19, 5.25%, 6/1/39	4,800	4,905,120
Pennsylvania Turnpike Commission, Prerefunded to 6/1/19, 5.25%, 6/1/39	3,900	3,985,410
Pennsylvania Turnpike Commission, Prerefunded to 6/1/19, 5.25%, 6/1/39	605	618,250
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	3,490	3,733,218
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	4,515	4,829,650
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.45%, 12/1/35	12,125	13,008,913

15	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	$3,795	$4,111,427
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	17,620	19,050,039
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	3,585	3,883,917
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.50%, 12/1/36	10,000	10,950,200
Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	9,170	11,314,680
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	1,000	1,057,800
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	12,500	13,246,250
Triborough Bridge and Tunnel Authority, NY, Prerefunded to 11/15/18, 5.25%, 11/15/34(4)	14,590	14,651,132
Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	8,705	8,943,778
		$168,269,440

General Obligations — 17.3%
Albany County, NY, 4.00%, 4/1/29	$4,210	$4,603,130
California, 5.00%, 11/1/31	10,000	11,205,900
California, 5.00%, 10/1/39	11,545	13,018,835
Chicago Board of Education, IL, 5.00%, 12/1/21	1,980	2,051,894
Clackamas Community College District, OR, 5.00%, (0.00% until 6/15/20), 6/15/38	760	781,417
Clackamas Community College District, OR, 5.00%, (0.00% until 6/15/20), 6/15/39	1,000	1,026,610
Clackamas Community College District, OR, 5.00%, (0.00% until 6/15/20), 6/15/40	1,250	1,281,312
Coast Community College District, CA, (Election of 2012), 5.00%, 8/1/36	4,890	5,660,028
Delaware, 5.00%, 1/1/27	9,255	10,976,893
Desert Community College District, CA, 5.00%, 8/1/37	6,950	7,907,293
Georgetown Independent School District, TX, 2.50% to 8/1/19 (Put Date), 8/1/34	750	752,445
Georgia, 5.00%, 7/1/23	4,000	4,507,880
Glendale Community College District, CA, (Election of 2016), 5.25%, 8/1/41	10,000	11,649,300
Hawaii, 5.00%, 1/1/34	14,200	16,403,556
Highland Local School District, OH, 5.00%, 12/1/34	500	547,535
Highland Local School District, OH, 5.00%, 12/1/38	970	1,056,902
Illinois, 5.00%, 2/1/24	10,705	11,282,107
Illinois, 5.00%, 11/1/24	11,295	11,936,443

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Illinois, 5.00%, 2/1/27	$18,500	$19,235,005
Illinois, 5.00%, 11/1/29	15,000	15,735,900
Illinois, 5.25%, 7/1/30	6,150	6,473,551
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,920	2,127,686
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/30	4,105	4,540,582
Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36	14,180	15,000,455
Massachusetts, 5.00%, 7/1/35	10,000	11,219,500
Massachusetts, 5.00%, 3/1/37	10,900	12,050,495
New York, NY, 4.00%, 3/1/36	8,000	8,285,760
New York, NY, 4.00%, 10/1/41	5,000	5,090,900
New York, NY, 5.00%, 8/1/33	10,000	11,363,700
Pittsburg Unified School District, CA, (Election of 2014), 5.00%, 8/1/47(3)	7,345	8,149,718
Portland Community College District, OR, 5.00%, 6/15/32	2,700	3,102,840
Portland Community College District, OR, 5.00%, 6/15/33	1,875	2,147,775
Santa Clara County, CA, (Election of 2008), Prerefunded to 8/1/19, 5.00%, 8/1/39(4)	57,400	58,940,042
Santa Monica-Malibu Unified School District, CA, (Election of 2012), 5.00%, 8/1/43	3,000	3,321,900
Washington, 5.00%, 2/1/33	16,800	18,644,136
Washington, 5.00%, 2/1/34	14,600	16,857,744
Washington, 5.00%, 2/1/36	11,110	12,321,212
Washington, 5.00%, 2/1/40	28,390	31,856,987
Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/31	12,995	14,365,583
Wisconsin, 5.00%, 5/1/32	6,650	7,515,032
Wisconsin, 5.00%, 5/1/38	25,000	28,028,500
Wisconsin, 2017 Series 1, 5.00%, 11/1/28	5,000	5,879,650
Wisconsin, 2017 Series 2, 5.00%, 11/1/28	1,000	1,175,930
		$440,080,063

Hospital — 11.4%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	$5,700	$6,107,835
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(4)	36,700	37,950,736
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	17,530	19,347,335
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	25,465	27,902,510
California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46	31,695	35,384,615
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	13,675	14,840,247

16	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Idaho Health Facilities Authority, (Trinity Health Credit Group), 5.00%, 12/1/45	$2,200	$2,407,658
Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/33	10,000	10,323,000
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/26	7,500	8,661,750
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/33	2,500	2,833,925
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	3,005	3,294,712
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/42	2,500	2,777,200
Minneapolis, MN, (Fairview Health Services), 5.00%, 11/15/33(3)	2,000	2,269,660
Missouri Health and Educational Facilities Authority, (SSM Health Care), 5.00%, 6/1/30	7,505	8,310,061
New Jersey Health Care Facilities Financing Authority, (Inspira Health Obligated Group), 5.00%, 7/1/37	1,100	1,221,594
New York Dormitory Authority, (Montefiore Obligated Group), 5.00%, 8/1/28	1,700	1,943,933
Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	1,750	1,907,867
Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	5,200	5,698,836
Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/35	2,260	2,471,604
University of California, Medical Center Revenue, 5.00%, 5/15/47	20,930	23,190,231
University of Kansas Hospital Authority, 5.00%, 9/1/45	25,500	27,797,550
Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/42	2,250	2,451,420
Washington Township Health Care District, CA, 6.25%, 7/1/39	16,675	17,054,023
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	21,895	23,803,587
		$289,951,889

Housing — 0.4%
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	$10,640	$10,317,927
		$10,317,927

Industrial Development Revenue — 1.5%
Amelia County Industrial Development Authority, VA, (Waste Management, Inc.), (AMT), 2.125% to 4/1/20 (Put Date), 4/1/27	$8,155	$8,124,582

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Metropolitan Nashville Airport Authority, TN, (Aero Nashville), 5.20%, 7/1/26	$335	$345,817
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	28,150	28,964,098
Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(2)	475	469,428
		$37,903,925

Insured – Education — 0.0%(5)
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, TN, (Meharry Medical College), (AMBAC), 6.00%, 12/1/19	$845	$859,720
		$859,720

Insured – General Obligations — 0.4%
Santa Rosa High School District, CA, (Election of 2014), (AGM), 5.00%, 8/1/43	$8,090	$9,133,125
		$9,133,125

Insured – Hospital — 0.5%
Medford Hospital Facilities Authority, OR, (Asante Health System), (AGM), 5.50%, 8/15/28	$12,000	$12,696,120
		$12,696,120

Insured – Other Revenue — 1.1%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$58,155	$29,119,372
		$29,119,372

Insured – Special Tax Revenue — 2.2%
Massachusetts, Special Obligation, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	$11,000	$13,508,220
Massachusetts, Special Obligation, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/30	3,080	3,797,055
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	153,860	39,001,971
		$56,307,246

Insured – Transportation — 2.1%
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	$13,335	$5,693,912
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/41	2,940	2,953,348

17	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	$37,070	$43,756,686
		$52,403,946

Lease Revenue / Certificates of Participation — 0.6%
Texas, 4.00%, 8/29/19	$10,000	$10,185,000
Virginia Public Building Authority, (AMT), 5.00%, 8/1/26	5,015	5,781,994
		$15,966,994

Nursing Home — 0.3%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$6,440	$6,500,665
		$6,500,665

Other Revenue — 3.1%
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(6)	$250	$45,000
Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/53	1,840	2,004,312
Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38(2)	1,865	1,924,120
Kalispel Tribe of Indians, WA, Series B, 5.25%, 1/1/38(2)	1,000	1,031,700
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/33	10,000	11,149,700
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 6.25%, 12/15/26	21,135	24,317,720
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	4,845	5,204,935
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/32	29,755	31,868,498
Washington Health Care Facilities Authority, (Fred Hutchinson Cancer Research Center), 2.594%, (67% of 1 mo. USD LIBOR + 1.10%), 7/1/22 (Put Date), 1/1/42(7)	1,000	1,011,150
		$78,557,135

Senior Living / Life Care — 1.2%
Delaware Economic Development Authority, (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/48	$2,500	$2,728,025
Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(8)	409	110,475
New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/47	7,500	7,626,150
North Miami, FL, (Imperial Club), 6.125%, 1/1/42	16,435	16,382,244
Rockville, MD, (Ingleside at King Farm), 5.00%, 11/1/31	1,010	1,099,324
Rockville, MD, (Ingleside at King Farm), 5.00%, 11/1/32	525	569,929
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 5.00%, 9/15/40	750	780,990
		$29,297,137

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 7.8%
Lafayette Parish School Board, LA, Sales Tax Revenue, 4.00%, 4/1/35	$500	$518,240
Lafayette Parish School Board, LA, Sales Tax Revenue, 5.00%, 4/1/48	3,000	3,330,630
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(6)	230	0
New River Community Development District, FL, (Capital Improvements), 5.35%, 5/1/38(6)	80	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	390	389,973
New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/37	4,970	5,101,009
New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/41	6,750	6,867,923
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/34	6,355	7,235,231
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/36	5,000	5,637,750
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 5/1/36	14,900	17,031,445
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/36	10,000	11,141,600
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/38	8,550	9,453,307
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 5/1/39	4,240	4,761,223
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/39	11,845	13,337,470
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/40	5,000	5,621,850
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/41	7,520	8,446,614
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/43	21,520	23,555,795
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/45	10,000	10,945,000
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/36	8,000	9,033,840
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/41	10,000	11,237,100
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43	7,610	8,259,742
New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/35	10,000	11,226,600
Sales Tax Asset Receivables Corp., NY, 5.00%, 10/15/31	10,000	11,362,500
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	470	469,953
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	345	314,816

18	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Sterling Hill Community Development District, FL, 6.20%, 5/1/35	$1,532	$980,254
Texas Transportation Commission, 5.00%, 4/1/33(4)	10,000	11,216,600
		$197,476,465

Student Loan — 0.3%
Iowa Student Loan Liquidity Corp., 5.25%, 12/1/22	$2,030	$2,074,985
New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/28	5,340	5,498,651
		$7,573,636

Transportation — 22.0%
Central Texas Regional Mobility Authority, 5.00%, 1/1/40	$2,105	$2,295,818
Charleston County Airport District, SC, (AMT), 5.50%, 7/1/38	10,000	10,995,700
Chicago, IL, (Midway International Airport), 5.00%, 1/1/33	6,025	6,526,581
Chicago, IL, (Midway International Airport), (AMT), 5.00%, 1/1/34	5,250	5,626,845
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/23	1,125	1,232,865
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	16,100	17,508,428
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/33	7,300	7,892,249
Chicago, IL, (O’Hare International Airport), Series 2016C, 5.00%, 1/1/36	6,000	6,599,640
Chicago, IL, (O’Hare International Airport), Series 2017B, 5.00%, 1/1/36	8,000	8,895,200
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	10,395	11,582,629
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/30	11,445	12,655,538
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/31	5,495	6,103,571
Denver City and County, CO, Airport System Revenue, (AMT), 5.00%, 12/1/37	10,000	11,128,300
Denver City and County, CO, Airport System Revenue, (AMT), 5.00%, 12/1/43	10,000	11,056,800
Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/41	2,935	3,210,303
Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/43	10,000	11,063,800
Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/1/29	7,670	8,239,037
Illinois Toll Highway Authority, 5.00%, 1/1/33	2,015	2,215,392
Illinois Toll Highway Authority, 5.00%, 1/1/40	1,000	1,097,240
Kansas Department of Transportation, 5.00%, 9/1/30	20,000	22,626,800
Los Angeles Department of Airports, CA, (Los Angeles International Airport), 5.00%, 5/15/35(4)	7,200	7,548,264

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/23	$5,000	$5,592,950
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/40	6,000	6,560,820
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/41	4,000	4,392,480
Louisiana Offshore Terminal Authority, (LOOP LLC), 2.00% to 10/1/22 (Put Date), 10/1/40	2,000	1,966,680
Louisville Regional Airport Authority, KY, (AMT), 5.00%, 7/1/23	2,250	2,485,372
Maryland Department of Transportation, 4.00%, 11/1/27	8,700	9,396,087
Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	1,050	1,160,008
Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/35	3,440	3,850,805
Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/36	3,615	4,030,906
Metropolitan Transportation Authority, NY, 5.25%, 11/15/33	5,550	6,240,031
Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	3,735	3,754,833
Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/32	16,710	9,681,607
Metropolitan Transportation Authority, NY, Green Bonds, 4.00%, 11/15/35	5,880	6,050,285
Metropolitan Washington Airports Authority, D.C., (AMT), 5.00%, 10/1/42	2,000	2,208,720
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/33	23,600	26,036,700
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/36	10,000	10,980,900
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/38	2,560	2,849,587
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/41	2,470	2,738,489
New Jersey Turnpike Authority, 4.00%, 1/1/43	5,000	5,100,600
New Jersey Turnpike Authority, 5.00%, 1/1/32	4,875	5,627,261
New Jersey Turnpike Authority, Series 2014A, 5.00%, 1/1/31	10,000	11,160,000
New Jersey Turnpike Authority, Series 2015E, 5.00%, 1/1/31	4,305	4,817,984
New Jersey Turnpike Authority, Series 2017B, 5.00%, 1/1/31	5,760	6,678,950
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	7,465	7,895,507
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	6,625	6,989,574

19	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
North Texas Tollway Authority, Series 2016A, 5.00%, 1/1/29	$2,885	$3,276,293
North Texas Tollway Authority, Series 2017A, 5.00%, 1/1/29	5,000	5,678,150
North Texas Tollway Authority, 5.00%, 1/1/31	4,120	4,647,236
Oregon Department of Transportation, 5.00%, 11/15/38	12,800	14,204,928
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	11,855	12,447,631
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	3,145	3,302,219
Pennsylvania Turnpike Commission, 5.00%, 12/1/35	1,250	1,398,975
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	5,005	5,337,332
Port Authority of New York and New Jersey, 4.00%, 9/1/38	1,010	1,043,411
Port Authority of New York and New Jersey, 5.00%, 9/1/36	3,000	3,463,830
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/34	10,800	11,120,868
Port Authority of New York and New Jersey, (AMT), 5.00%, 9/15/23	17,325	19,373,508
Port Authority of New York and New Jersey, (AMT), 5.00%, 9/15/32	10,000	11,370,700
Public Finance Authority, WI, (Denver International Airport Great Hall), (AMT), 5.00%, 9/30/37	2,480	2,695,090
San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/23	5,000	5,565,200
San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/41	21,165	23,218,005
San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/47	14,390	15,786,118
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	29,200	31,365,472
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	24,110	25,368,542
Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(4)	24,390	24,490,731
		$559,502,375

Water and Sewer — 6.3%
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	$22,500	$24,197,850
Detroit, MI, Water Supply System, 5.00%, 7/1/41	2,185	2,281,686
Detroit, MI, Water Supply System, 5.25%, 7/1/41	56,420	60,048,370
East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/35	7,460	8,702,090
East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/37	8,330	9,491,036

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	$8,095	$8,805,256
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	8,095	8,628,865
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/35	9,955	11,221,973
Northeast Ohio Regional Sewer District, 5.00%, 11/15/44	10,000	11,045,500
San Francisco City and County Public Utilities Commission, CA, Water Revenue, 5.00%, 11/1/47	4,675	5,174,617
Santa Clara Valley Water District, CA, 5.00%, 6/1/41	9,700	10,955,180
		$160,552,423

Total Tax-Exempt Municipal Securities — 102.9% (identified cost $2,539,177,117)		$2,614,134,621

Taxable Municipal Securities — 3.4%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(5)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	$2,666	$799,863
		$799,863

General Obligations — 0.5%
Chicago, IL, 7.75%, 1/1/42	$11,005	$11,806,274
		$11,806,274

Hospital — 1.4%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$34,250	$35,841,598
		$35,841,598

20	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 1.5%
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/26	$22,500	$15,717,600
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/27	34,390	22,765,836
		$38,483,436

Total Taxable Municipal Securities — 3.4% (identified cost $81,305,995)		$86,931,171

Total Investments — 106.3% (identified cost $2,620,483,112)		$2,701,065,792

Other Assets, Less Liabilities — (6.3)%		$(160,390,488)

Net Assets — 100.0%		$2,540,675,304

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At September 30, 2018, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

California	21.6%
New York	20.1%
Texas	12.3%
Others, representing less than 10% individually	52.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2018, 7.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.5% to 3.4% of total investments.

(1)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2018, the aggregate value of these securities is $5,743,929 or 0.2% of the Fund’s net assets.

(3)	When-issued security.

(4)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(5)	Amount is less than 0.05%.

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(7)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2018.

(8)	Security is in default and making only partial interest payments.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. Long Treasury Bond	1,500	Short	Dec-18	$(210,750,000)	$5,031,282

					$5,031,282

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
LIBOR	–	London Interbank Offered Rate
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

Currency Abbreviations:

USD	–	United States Dollar

21	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Statements of Assets and Liabilities

	September 30, 2018
Assets	AMT-Free Fund	National Fund
Investments —
Identified cost	$316,164,103	$2,620,483,112
Unrealized appreciation	16,492,132	80,582,680
Investments, at value	$332,656,235	$2,701,065,792
Cash	$5,942,688	$89,272
Deposits for derivatives collateral — financial futures contracts	430,565	3,450,000
Interest receivable	4,575,046	34,771,455
Receivable for investments sold	—	60,913,817
Receivable for Fund shares sold	101,503	11,554,909
Receivable for variation margin on open financial futures contracts	14,368	234,339
Total assets	$343,720,405	$2,812,079,584

Liabilities
Payable for floating rate notes issued	$37,473,666	$180,544,572
Due to broker for floating rate notes redeemed	—	31,215,000
Demand note payable	—	17,400,000
Payable for investments purchased	—	11,157,522
Payable for when-issued securities	—	15,104,068
Payable for Fund shares redeemed	1,044,831	11,559,027
Distributions payable	181,093	1,240,530
Payable to affiliates:
Investment adviser fee	108,681	740,387
Distribution and service fees	55,704	598,907
Interest expense and fees payable	257,116	1,247,735
Accrued expenses	118,654	596,532
Total liabilities	$39,239,745	$271,404,280
Net Assets	$304,480,660	$2,540,675,304

Sources of Net Assets
Paid-in capital	$313,735,677	$2,720,762,222
Accumulated loss	(9,255,017)	(180,086,918)
Net Assets	$304,480,660	$2,540,675,304

Class A Shares
Net Assets	$139,622,792	$1,419,239,143
Shares Outstanding	15,748,579	147,009,667
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.87	$9.65
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.31	$10.13

Class B Shares
Net Assets	$—	$1,963,902
Shares Outstanding	—	203,410
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$—	$9.65

22	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Statements of Assets and Liabilities — continued

	September 30, 2018
Class C Shares	AMT-Free Fund	National Fund
Net Assets	$32,544,841	$363,026,270
Shares Outstanding	3,691,341	37,605,642
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.82	$9.65

Class I Shares
Net Assets	$132,313,027	$756,445,989
Shares Outstanding	13,662,648	78,355,651
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.68	$9.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

23	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Statements of Operations

	Year Ended September 30, 2018
Investment Income	AMT-Free Fund	National Fund
Interest	$15,258,208	$119,032,950
Total investment income	$15,258,208	$119,032,950

Expenses
Investment adviser fee	$1,389,722	$9,427,244
Distribution and service fees
Class A	365,510	3,748,213
Class B	—	40,577
Class C	354,844	4,132,905
Trustees’ fees and expenses	13,943	101,500
Custodian fee	84,387	479,792
Transfer and dividend disbursing agent fees	93,496	1,025,065
Legal and accounting services	69,210	132,799
Printing and postage	19,463	115,316
Registration fees	62,835	104,590
Interest expense and fees	779,196	5,109,758
Miscellaneous	38,862	290,595
Total expenses	$3,271,468	$24,708,354

Net investment income	$11,986,740	$94,324,596

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$78,790	$16,443,812
Financial futures contracts	1,692,615	11,599,272
Net realized gain	$1,771,405	$28,043,084
Change in unrealized appreciation (depreciation) —
Investments	$(11,208,298)	$(104,011,599)
Financial futures contracts	107,170	1,272,384
Net change in unrealized appreciation (depreciation)	$(11,101,128)	$(102,739,215)

Net realized and unrealized loss	$(9,329,723)	$(74,696,131)

Net increase in net assets from operations	$2,657,017	$19,628,465

24	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Statements of Changes in Net Assets

	Year Ended September 30, 2018
Increase (Decrease) in Net Assets	AMT-Free Fund	National Fund
From operations —
Net investment income	$11,986,740	$94,324,596
Net realized gain	1,771,405	28,043,084
Net change in unrealized appreciation (depreciation)	(11,101,128)	(102,739,215)
Net increase in net assets from operations	$2,657,017	$19,628,465
Distributions to shareholders:
Class A	$(5,434,533)	$(54,168,530)
Class B	—	(114,881)
Class C	(1,052,649)	(11,822,767)
Class I	(5,445,839)	(29,156,764)
Total distributions to shareholders	$(11,933,021)	$(95,262,942)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,660,956	$82,515,984
Class B	—	9,791
Class C	1,973,015	15,416,908
Class I	24,004,715	222,154,004
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,918,893	45,334,073
Class B	—	100,314
Class C	896,217	10,049,803
Class I	4,020,654	24,393,212
Cost of shares redeemed
Class A	(29,294,897)	(270,017,892)
Class B	—	(1,148,393)
Class C	(8,383,713)	(112,912,789)
Class I	(45,904,121)	(245,761,233)
Net asset value of shares exchanged
Class A	—	3,587,952
Class B	—	(3,587,952)
Net decrease in net assets from Fund share transactions	$(35,108,281)	$(229,866,218)

Net decrease in net assets	$(44,384,285)	$(305,500,695)

Net Assets
At beginning of year	$348,864,945	$2,846,175,999
At end of year	$304,480,660	$2,540,675,304

25	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2017
Increase (Decrease) in Net Assets	AMT-Free Fund	National Fund
From operations —
Net investment income	$13,682,275	$105,975,740
Net realized gain	4,559,831	31,025,039
Net change in unrealized appreciation (depreciation)	(17,779,322)	(109,786,377)
Net increase in net assets from operations	$462,784	$27,214,402
Distributions to shareholders:(1)
Class A	$(6,820,357)	$(61,522,253)
Class B	(9,554)	(340,756)
Class C	(1,288,630)	(15,020,929)
Class I	(5,640,830)	(28,735,950)
Total distributions to shareholders	$(13,759,371)	$(105,619,888)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,621,044	$126,339,026
Class B	2,952	97,636
Class C	2,335,395	23,900,574
Class I	65,424,212	374,243,229
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,287,424	52,070,599
Class B	5,012	289,706
Class C	1,036,787	11,985,618
Class I	4,250,282	23,093,780
Cost of shares redeemed
Class A	(62,858,604)	(395,385,791)
Class B	(76,797)	(2,352,032)
Class C	(8,361,832)	(135,670,059)
Class I	(64,803,824)	(305,867,231)
Net asset value of shares exchanged
Class A	181,803	7,478,483
Class B	(181,803)	(7,478,483)
Net asset value of shares merged(2)
Class A	205,964	—
Class B	(205,964)	—
Net decrease in net assets from Fund share transactions	$(37,137,949)	$(227,254,945)

Net decrease in net assets	$(50,434,536)	$(305,660,431)

Net Assets
At beginning of year	$399,299,481	$3,151,836,430
At end of year(3)	$348,864,945	$2,846,175,999

(1)	For the year ended September 30, 2017, the source of distributions was from net investment income.

(2)	At the close of business on September 20, 2017, Class B shares of AMT-Free Fund were merged into Class A shares.

(3)

Includes accumulated undistributed net investment income of $1,527,723 and $10,219,475, respectively, at September 30, 2017. The requirement to disclose the corresponding amounts as of September 30, 2018 was eliminated.

26	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Statements of Cash Flows

	Year Ended September 30, 2018
Cash Flows From Operating Activities	AMT-Free Fund	National Fund
Net increase in net assets from operations	$2,657,017	$19,628,465
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(73,233,137)	(1,997,347,418)
Investments sold	104,092,088	2,264,986,227
Net amortization/accretion of premium (discount)	(271,586)	10,095,450
Decrease in deposits for derivatives collateral — financial futures contracts	99,205	1,050,000
Decrease in interest receivable	84,255	2,307,350
Decrease (increase) in receivable for variation margin on open financial futures contracts	15,836	(234,339)
Decrease in payable for variation margin on open financial futures contracts	—	(46,875)
Decrease in payable to affiliate for investment adviser fee	(15,852)	(79,955)
Decrease in payable to affiliate for distribution and service fees	(8,856)	(120,520)
Increase (decrease) in interest expense and fees payable	56,821	(139,697)
Decrease in accrued expenses	(26,931)	(100,561)
Net change in unrealized (appreciation) depreciation from investments	11,208,298	104,011,599
Net realized gain from investments	(78,790)	(16,443,812)
Net cash provided by operating activities	$44,578,368	$387,565,914

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$38,675,215	$310,481,384
Fund shares redeemed	(83,040,042)	(624,175,024)
Cash distributions paid	(2,072,865)	(15,575,387)
Repayment of secured borrowings	(3,520,000)	(85,290,000)
Increase in demand note payable	—	17,400,000
Net cash used in financing activities	$(49,957,692)	$(397,159,027)

Net decrease in cash	$(5,379,324)	$(9,593,113)

Cash at beginning of year	$11,322,012	$9,682,385

Cash at end of year	$5,942,688	$89,272

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$9,835,764	$79,877,402
Cash paid for interest and fees	$722,375	$5,249,455

27	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights

	AMT-Free Fund — Class A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.130	$9.430	$9.210	$9.350	$8.670

Income (Loss) From Operations
Net investment income(1)	$0.336	$0.351	$0.358	$0.374	$0.395
Net realized and unrealized gain (loss)	(0.262)	(0.298)	0.218	(0.142)	0.677

Total income from operations	$0.074	$0.053	$0.576	$0.232	$1.072

Less Distributions
From net investment income	$(0.334)	$(0.353)	$(0.356)	$(0.372)	$(0.392)

Total distributions	$(0.334)	$(0.353)	$(0.356)	$(0.372)	$(0.392)

Net asset value — End of year	$8.870	$9.130	$9.430	$9.210	$9.350

Total Return(2)	0.83%	0.64%	6.33%	2.52%	12.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$139,623	$155,589	$198,762	$194,227	$200,408
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.81%	0.82%	0.81%	0.82%	0.83%
Interest and fee expense(4)	0.24%	0.16%	0.10%	0.08%	0.09%
Total expenses(3)	1.05%	0.98%	0.91%	0.90%	0.92%
Net investment income	3.74%	3.86%	3.81%	4.02%	4.40%
Portfolio Turnover	18%	33%	21%	17%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

28	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights — continued

	AMT-Free Fund — Class C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.080	$9.380	$9.160	$9.300	$8.620

Income (Loss) From Operations
Net investment income(1)	$0.267	$0.281	$0.286	$0.302	$0.326
Net realized and unrealized gain (loss)	(0.262)	(0.298)	0.218	(0.142)	0.677

Total income (loss) from operations	$0.005	$(0.017)	$0.504	$0.160	$1.003

Less Distributions
From net investment income	$(0.265)	$(0.283)	$(0.284)	$(0.300)	$(0.323)

Total distributions	$(0.265)	$(0.283)	$(0.284)	$(0.300)	$(0.323)

Net asset value — End of year	$8.820	$9.080	$9.380	$9.160	$9.300

Total Return(2)	0.06%	(0.12)%	5.56%	1.75%	11.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,545	$39,099	$45,606	$41,903	$37,193
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.56%	1.57%	1.56%	1.57%	1.58%
Interest and fee expense(4)	0.24%	0.16%	0.10%	0.08%	0.09%
Total expenses(3)	1.80%	1.73%	1.66%	1.65%	1.67%
Net investment income	2.99%	3.11%	3.06%	3.27%	3.65%
Portfolio Turnover	18%	33%	21%	17%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

29	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights — continued

	AMT-Free Fund — Class I
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.970	$10.300	$10.060	$10.210	$9.470

Income (Loss) From Operations
Net investment income(1)	$0.391	$0.407	$0.415	$0.434	$0.455
Net realized and unrealized gain (loss)	(0.292)	(0.327)	0.240	(0.152)	0.737

Total income from operations	$0.099	$0.080	$0.655	$0.282	$1.192

Less Distributions
From net investment income	$(0.389)	$(0.410)	$(0.415)	$(0.432)	$(0.452)

Total distributions	$(0.389)	$(0.410)	$(0.415)	$(0.432)	$(0.452)

Net asset value — End of year	$9.680	$9.970	$10.300	$10.060	$10.210

Total Return(2)	1.02%	0.87%	6.60%	2.70%	12.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$132,313	$154,177	$154,458	$109,937	$102,404
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.56%	0.57%	0.56%	0.57%	0.58%
Interest and fee expense(4)	0.24%	0.16%	0.10%	0.08%	0.09%
Total expenses(3)	0.80%	0.73%	0.66%	0.65%	0.67%
Net investment income	3.98%	4.09%	4.04%	4.27%	4.64%
Portfolio Turnover	18%	33%	21%	17%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

30	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights — continued

	National Fund — Class A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.930	$10.170	$9.810	$9.870	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.350	$0.366	$0.385	$0.389	$0.446
Net realized and unrealized gain (loss)	(0.277)	(0.242)	0.357	(0.064)	0.707

Total income from operations	$0.073	$0.124	$0.742	$0.325	$1.153

Less Distributions
From net investment income	$(0.353)	$(0.364)	$(0.382)	$(0.385)	$(0.453)

Total distributions	$(0.353)	$(0.364)	$(0.382)	$(0.385)	$(0.453)

Net asset value — End of year	$9.650	$9.930	$10.170	$9.810	$9.870

Total Return(2)	0.76%	1.31%	7.68%	3.35%	12.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,419,239	$1,600,127	$1,857,375	$1,899,324	$2,126,465
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.69%	0.68%	0.67%	0.67%	0.71%
Interest and fee expense(4)	0.19%	0.16%	0.12%	0.09%	0.09%
Total expenses(3)	0.88%	0.84%	0.79%	0.76%	0.80%
Net investment income	3.58%	3.71%	3.83%	3.94%	4.71%
Portfolio Turnover	67%	70%	71%	57%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

31	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights — continued

	National Fund — Class B
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.930	$10.170	$9.810	$9.870	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.275	$0.292	$0.311	$0.315	$0.379
Net realized and unrealized gain (loss)	(0.275)	(0.242)	0.356	(0.064)	0.704

Total income from operations	$—	$0.050	$0.667	$0.251	$1.083

Less Distributions
From net investment income	$(0.280)	$(0.290)	$(0.307)	$(0.311)	$(0.383)

Total distributions	$(0.280)	$(0.290)	$(0.307)	$(0.311)	$(0.383)

Net asset value — End of year	$9.650	$9.930	$10.170	$9.810	$9.870

Total Return(2)	0.01%	0.55%	6.88%	2.58%	12.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,964	$6,718	$16,644	$25,732	$42,655
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.44%	1.43%	1.42%	1.42%	1.46%
Interest and fee expense(4)	0.19%	0.16%	0.12%	0.09%	0.09%
Total expenses(3)	1.63%	1.59%	1.54%	1.51%	1.55%
Net investment income	2.81%	2.96%	3.10%	3.20%	4.01%
Portfolio Turnover	67%	70%	71%	57%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

32	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights — continued

	National Fund — Class C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.930	$10.170	$9.810	$9.870	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.276	$0.292	$0.310	$0.315	$0.376
Net realized and unrealized gain (loss)	(0.276)	(0.242)	0.357	(0.064)	0.707

Total income from operations	$—	$0.050	$0.667	$0.251	$1.083

Less Distributions
From net investment income	$(0.280)	$(0.290)	$(0.307)	$(0.311)	$(0.383)

Total distributions	$(0.280)	$(0.290)	$(0.307)	$(0.311)	$(0.383)

Net asset value — End of year	$9.650	$9.930	$10.170	$9.810	$9.870

Total Return(2)	0.01%	0.56%	6.88%	2.58%	12.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$363,026	$462,269	$576,664	$585,346	$645,801
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.44%	1.43%	1.42%	1.42%	1.46%
Interest and fee expense(4)	0.19%	0.16%	0.12%	0.09%	0.09%
Total expenses(3)	1.63%	1.59%	1.54%	1.51%	1.55%
Net investment income	2.83%	2.96%	3.08%	3.19%	3.98%
Portfolio Turnover	67%	70%	71%	57%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

33	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Financial Highlights — continued

	National Fund — Class I
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.930	$10.170	$9.810	$9.870	$9.180

Income (Loss) From Operations
Net investment income(1)	$0.374	$0.390	$0.410	$0.413	$0.478
Net realized and unrealized gain (loss)	(0.277)	(0.241)	0.357	(0.063)	0.690

Total income from operations	$0.097	$0.149	$0.767	$0.350	$1.168

Less Distributions
From net investment income	$(0.377)	$(0.389)	$(0.407)	$(0.410)	$(0.478)

Total distributions	$(0.377)	$(0.389)	$(0.407)	$(0.410)	$(0.478)

Net asset value — End of year	$9.650	$9.930	$10.170	$9.810	$9.870

Total Return(2)	1.01%	1.56%	7.94%	3.50%	13.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$756,446	$777,063	$701,153	$674,696	$686,514
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.44%	0.43%	0.42%	0.42%	0.46%
Interest and fee expense(4)	0.19%	0.16%	0.12%	0.09%	0.09%
Total expenses(3)	0.63%	0.59%	0.54%	0.51%	0.55%
Net investment income	3.83%	3.95%	4.09%	4.19%	5.07%
Portfolio Turnover	67%	70%	71%	57%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

34	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance AMT-Free Municipal Income Fund (AMT-Free Fund) and Eaton Vance National Municipal Income Fund (National Fund) (each individually referred to as the Fund, and collectively, the Funds) are a diversified series of Eaton Vance Mutual Funds Trust and Eaton Vance Municipals Trust, respectively (collectively, the Trusts). The Trusts are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. The Funds’ investment objective is to provide current income exempt from regular federal income tax. The AMT-Free Fund offers three classes of shares. The National Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of National Fund automatically convert to Class A shares eight years after their purchase as described in National Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. For National Fund, the portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of September 30, 2018, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trusts are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

35

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2018. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2018, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	AMT-Free Fund	National Fund

Floating Rate Notes Outstanding	$37,473,666	$180,544,572
Interest Rate or Range of Interest Rates (%)	1.58 - 1.61	1.58 - 1.59
Collateral for Floating Rate Notes Outstanding	$56,246,609	$251,193,910

For the year ended September 30, 2018, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	AMT-Free Fund	National Fund

Average Floating Rate Notes Outstanding	$39,928,466	$265,330,164
Average Interest Rate	1.95%	1.93%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2018.

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

36

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	AMT-Free Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017

Tax-exempt income	$11,929,426	$13,629,608	$88,289,992	$99,639,707
Ordinary income	$3,595	$129,763	$6,972,950	$5,980,181

During the year ended September 30, 2018, the following amounts were reclassified due to expired capital loss carryforwards.

	AMT-Free Fund	National Fund

Change in:
Paid-in capital	$(10,549,691)	$(797,269,778)
Accumulated loss	$10,549,691	$797,269,778

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

37

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	AMT-Free Fund	National Fund

Undistributed tax-exempt income	$1,708,817	$11,502,329
Capital loss carryforwards and deferred capital losses	$(27,565,059)	$(303,314,491)
Net unrealized appreciation	$16,782,318	$112,965,774
Other temporary differences	$(181,093)	$(1,240,530)

At September 30, 2018, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	AMT-Free Fund	National Fund
September 30, 2019	$—	$56,374,590

Total capital loss carryforwards	$—	$56,374,590

Deferred capital losses:
Short-term	$13,995,870	$150,318,092
Long-term	$13,569,189	$96,621,809

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of each Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

	AMT-Free Fund	National Fund

Aggregate cost	$278,400,251	$2,407,555,446

Gross unrealized appreciation	$19,207,095	$138,302,615
Gross unrealized depreciation	(2,424,777)	(25,336,841)

Net unrealized appreciation	$16,782,318	$112,965,774

38

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) for AMT-Free Fund and Boston Management and Research (BMR), a subsidiary of EVM, for National Fund as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75
$1 billion up to $1.5 billion	0.250	2.50
$1.5 billion up to $2 billion	0.225	2.25
$2 billion up to $3 billion	0.200	2.00
$3 billion and over	0.175	1.75

For the year ended September 30, 2018, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	AMT-Free Fund	National Fund

Investment Adviser Fee	$1,389,722	$9,427,244
Effective Annual Rate	0.44%	0.35%

EVM serves as the administrator of each Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2018 were as follows:

	AMT-Free Fund	National Fund

EVM’s Sub-Transfer Agent Fees	$12,080	$124,917
EVD’s Class A Sales Charges	$12,575	$86,883

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2018 for Class A shares amounted to the following:

	AMT-Free Fund	National Fund

Class A Distribution and Service Fees	$365,510	$3,748,213

39

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and/or Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended September 30, 2018, the Funds paid or accrued to EVD the following distribution fees:

	AMT-Free Fund	National Fund

Class B Distribution Fees	$—	$30,433
Class C Distribution Fees	$266,133	$3,099,679

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2018 amounted to the following:

	AMT-Free Fund	National Fund

Class B Service Fees	$—	$10,144
Class C Service Fees	$88,711	$1,033,226

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended September 30, 2018, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	AMT-Free Fund	National Fund

Class A	$4,000	$1,000
Class B	$—	$2,000
Class C	$2,000	$11,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2018 were as follows:

	AMT-Free Fund	National Fund

Purchases	$62,797,916	$1,960,553,329
Sales	$101,828,293	$2,293,321,534

40

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

AMT-Free Fund
	Year Ended September 30, 2018
	Class A	Class B	Class C	Class I

Sales	1,410,160	—	219,922	2,442,370
Issued to shareholders electing to receive payments of distributions in Fund shares	548,382	—	100,461	410,172
Redemptions	(3,256,501)	—	(936,704)	(4,654,134)

Net decrease	(1,297,959)	—	(616,321)	(1,801,592)

	Year Ended September 30, 2017
	Class A	Class B(1)	Class C	Class I

Sales	2,163,432	327	257,467	6,592,820
Issued to shareholders electing to receive payments of distributions in Fund shares	692,435	556	114,812	428,335
Redemptions	(6,933,019)	(8,583)	(928,788)	(6,554,849)
Exchange from Class B shares	20,078	—	—	—
Exchange to Class A shares	—	(20,212)	—	—
Merger from Class B shares	22,496	—	—	—
Merger to Class A shares	—	(22,636)	—	—

Net increase (decrease)	(4,034,578)	(50,548)	(556,509)	466,306

(1)	At the close of business on September 20, 2017, Class B shares of AMT-Free Fund were merged into Class A shares.

National Fund
	Year Ended September 30, 2018
	Class A	Class B	Class C	Class I

Sales	8,446,990	998	1,578,271	22,766,344
Issued to shareholders electing to receive payments of distributions in Fund shares	4,651,612	10,278	1,031,149	2,503,247
Redemptions	(27,655,284)	(117,456)	(11,575,817)	(25,198,655)
Exchange from Class B shares	367,236	—	—	—
Exchange to Class A shares	—	(367,220)	—	—

Net increase (decrease)	(14,189,446)	(473,400)	(8,966,397)	70,936

	Year Ended September 30, 2017
	Class A	Class B	Class C	Class I

Sales	12,835,603	10,004	2,428,369	38,187,835
Issued to shareholders electing to receive payments of distributions in Fund shares	5,288,742	29,457	1,217,398	2,344,480
Redemptions	(40,305,026)	(238,801)	(13,773,358)	(31,184,190)
Exchange from Class B shares	760,362	—	—	—
Exchange to Class A shares	—	(760,484)	—	—

Net increase (decrease)	(21,420,319)	(959,824)	(10,127,591)	9,348,125

41

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2018, the National Fund had a balance outstanding pursuant to this line of credit of $17,400,000 at an interest rate of 2.93%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2018. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2018. The Funds’ average borrowings or allocated fees during the year ended September 30, 2018 were not significant.

Effective October 30, 2018, the Funds renewed their line of credit agreement, which expires October 29, 2019, at substantially the same terms.

9  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2018 is included in the Portfolio of Investments. At September 30, 2018, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds enter into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2018 were as follows:

	AMT-Free Fund		National Fund

Asset Derivative:
Futures Contracts	$604,959	(1)	$5,031,282	(1)

Total	$604,959		$5,031,282

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2018 was as follows:

	AMT-Free Fund		National Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$1,692,615	(1)	$11,599,272	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$107,170	(2)	$1,272,384	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

42

Eaton Vance

Municipal Income Funds

September 30, 2018

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended September 30, 2018, which is indicative of the volume of this derivative type, was approximately as follows:

	AMT-Free Fund	National Fund

Average Notional Cost:
Futures Contracts — Short	$35,515,000	$221,027,000

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2018, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

AMT-Free Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$332,656,235	$—	$332,656,235

Total Investments	$—	$332,656,235	$—	$332,656,235

Futures Contracts	$604,959	$—	$—	$604,959

Total	$604,959	$332,656,235	$—	$333,261,194

National Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Municipal Securities	$—	$2,614,134,621	$—	$2,614,134,621

Taxable Municipal Securities	—	86,931,171	—	86,931,171

Total Investments	$—	$2,701,065,792	$—	$2,701,065,792

Futures Contracts	$5,031,282	$—	$—	$5,031,282

Total	$5,031,282	$2,701,065,792	$—	$2,706,097,074

43

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

44

Eaton Vance

National Municipal Income Fund

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance National Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of September 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

45

Eaton Vance

Municipal Income Funds

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2018, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

AMT-Free Municipal Income Fund	99.97%
National Municipal Income Fund	92.68%

46

Eaton Vance

Municipal Income Funds

September 30, 2018

Special Meeting of Shareholders (Unaudited)

Each Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to each Fund were as follows:

	AMT-Free Municipal Income Fund		National Municipal Income Fund
	Number of Shares		Number of Shares
Nominee for Trustee	For	Withheld	For	Withheld
Mark R. Fetting	28,401,084	335,931	232,423,404	4,803,972
Keith Quinton	28,632,361	104,655	232,212,264	5,015,112
Marcus L. Smith	28,618,951	118,065	232,325,182	4,902,194
Susan J. Sutherland	28,632,248	104,767	232,138,978	5,088,398
Scott E. Wennerholm	28,612,291	124,724	232,346,101	4,881,275

Results	are rounded to the nearest whole number.

47

Eaton Vance

Municipal Income Funds

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

48

Eaton Vance

Municipal Income Funds

September 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that (i) the continuation of the investment advisory agreement of Eaton Vance AMT-Free Municipal Income Fund (the “AMT-Free Muni Income Fund”) with Eaton Vance Management (“EVM”) and (ii) the continuation of the investment advisory agreement of Eaton Vance National Municipal Income Fund (the “National Muni Income Fund”, together with the AMT-Free Muni Income Fund, the “Funds” and each, a “Fund”) with Boston Management and Research (“BMR”) (EVM, with respect to the AMT-Free Muni Income Fund, and BMR, with respect to the National Muni Income Fund, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of each Fund, the Board evaluated the nature, extent and quality of services provided to the Funds by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, respectively, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of each Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. The Board considered each Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the applicable Fund. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of each Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Advisers or its affiliates may be subject in managing the Funds.

49

Eaton Vance

Municipal Income Funds

September 30, 2018

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for each Fund.

In this regard, the Board noted each Fund’s performance relative to its peer group, primary benchmark index and secondary benchmark index for the three-year period, as follows:

Fund	Performance Relative to:
	Median of Peers	Primary Index	Secondary Index
Eaton Vance AMT-Free Municipal Income Fund	Higher	Lower	Lower
Eaton Vance National Municipal Income Fund	Higher	Higher	Lower

The Board considered, among other things, each Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. The Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

50

Eaton Vance

Municipal Income Funds

September 30, 2018

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future.

51

Eaton Vance

Municipal Income Funds

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust and Eaton Vance Mutual Funds Trust (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts’ affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trusts hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trusts	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trusts.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

52

Eaton Vance

Municipal Income Funds

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trusts	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

53

Eaton Vance

Municipal Income Funds

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Advisers

AMT-Free Municipal Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

National Municipal Income Fund

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

448    9.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance AMT-Free Municipal Income Fund and Eaton Vance Core Plus Bond Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended September 30, 2017 and September 30, 2018 by D&T for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance AMT-Free Municipal Income Fund

Fiscal Years Ended	9/30/17	9/30/18
Audit Fees	$50,480	$49,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,139	$14,139
All Other Fees(3)	$0	$0

Total	$64,619	$64,019

Eaton Vance Core Plus Bond Fund

Fiscal Years Ended	9/30/17	9/30/18
Audit Fees	$49,195	$49,745
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,467	$14,467
All Other Fees(3)	$0	$0

Total	$60,662	$64,212

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	10/31/16	12/31/16	1/31/17	2/28/17	8/31/17*	9/30/17	10/31/17	12/31/17	1/31/18	2/28/18	9/30/18
Audit Fees	$570,575	$105,320	$114,580	$25,850	$48,950	$99,675	$571,663	$105,320	$154,630	$25,850	$99,625
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$360,983	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829	$63,439	$52,884	$9,890	$28,606
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$931,558	$166,734	$151,391	$35,594	$61,370	$125,281	$923,492	$168,759	$207,514	$35,740	$128,231

*	Information is not presented for fiscal year ended 8/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	10/31/16	12/31/16	1/31/17	2/28/17	8/31/17*	9/30/17	10/31/17	12/31/17	1/31/18	2/28/18	9/30/18
Registrant(1)	$360,983	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829	$63,439	$52,884	$9,890	$28,606
Eaton Vance(2)	$56,434	$46,000	$46,000	$46,000	$148,018	$148,018	$148,018	$148,018	$148,018	$148,018	$126,485

*	Information is not presented for fiscal year ended 8/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 26, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018